                              (Pounds)75,000,000


                            REIMBURSEMENT AGREEMENT



                                  dated as of


                               November 22, 1996


                                     among



                        A.C.E. Insurance Company, Ltd.,



                            The Banks Listed Herein



                                      and



                  Morgan Guaranty Trust Company of New York,
                           as Issuing Bank and Agent

                TABLE OF CONTENTS/*/

                                                   Page

                      ARTICLE I

                     DEFINITIONS

SECTION 1.01.  Definitions.........................  1
SECTION 1.02.  Accounting Terms and
               Determinations......................  7
SECTION 1.03.  United States Dollars and English
               Pounds Sterling.....................  7

                     ARTICLE II

                THE LETTERS OF CREDIT

SECTION 2.01.  Commitments to Issue Letters of
               Credit; Extension...................  8
SECTION 2.02.  Notice of Issuance..................  9
SECTION 2.03.  Drawings under Letters of Credit;
               Reimbursement....................... 10
SECTION 2.04.  Obligations Absolute................ 11
SECTION 2.05.  Indemnification..................... 12
SECTION 2.06.  Fees................................ 13
SECTION 2.07.  Increased Costs; Reduced Return..... 14
SECTION 2.08.  Payments and Computations........... 15

                     ARTICLE III

                     CONDITIONS

SECTION 3.01.  Conditions Precedent to Closing..... 15
SECTION 3.02.  Conditions Precedent to Issuance of
               the Letters of Credit............... 17

                     ARTICLE IV

           REPRESENTATIONS AND WARRANTIES

SECTION 4.01.  Corporate Existence and Power....... 18
SECTION 4.02.  Corporate and Governmental
               Authorization; No Contravention..... 18
SECTION 4.03.  Binding Effect...................... 18
SECTION 4.04.  Financial Information............... 18

---------------
   /*/The Table of Contents is not a part of this Agreement.

                                                                          Page
                                                                          ----
SECTION 4.05.  Litigation...............................................   19
SECTION 4.06.  ERISA....................................................   19
SECTION 4.07.  Taxes....................................................   19
SECTION 4.08.  Not an Investment Company................................   19
SECTION 4.09.  Full Disclosure..........................................   20
SECTION 4.10.  Compliance with Laws.....................................   20
SECTION 4.11.  Lien.....................................................   20

                                   ARTICLE V

                                   COVENANTS

SECTION 5.01.  Information..............................................   22
SECTION 5.02.  Payment of Obligations...................................   23
SECTION 5.03.  Maintenance of Property; Insurance.......................   24
SECTION 5.04.  Conduct of Business and Maintenance of Existence.........   24
SECTION 5.05.  Compliance with Laws.....................................   24
SECTION 5.06.  Inspection of Property, Books and Records................   25
SECTION 5.07.  Leverage.................................................   25
SECTION 5.08.  Subsidiary Debt..........................................   25
SECTION 5.09.  Minimum Tangible Net Worth...............................   25
SECTION 5.10.  Negative Pledge..........................................   25
SECTION 5.11.  Consolidations, Mergers and Sales of Assets..............   27
SECTION 5.12.  No Amendments............................................   27
SECTION 5.13.  ERISA....................................................   27
SECTION 5.14.  Termination Of Existing Letter Of Credit.................   27

                                  ARTICLE VI

                                   DEFAULTS

SECTION 6.01.  Events of Default........................................   27
SECTION 6.02.  Notice of Default........................................   31

                                  ARTICLE VII

                                   THE AGENT

SECTION 7.01.  Appointment and Authorization............................   31
SECTION 7.02.  Agent and Affiliates.....................................   31
SECTION 7.03.  Action by Agent..........................................   31
SECTION 7.04.  Consultation with Experts................................   31
SECTION 7.05.  Liability of Agent.......................................   31
SECTION 7.06.  Indemnification..........................................   32

                                                                          Page
SECTION 7.07.  Credit Decision...........................................  33
SECTION 7.08.  Successor Agent...........................................  33

                                 ARTICLE VIII

                                 MISCELLANEOUS

SECTION 8.01.  Notices..................................................   33
SECTION 8.02.  No Waivers...............................................   34
SECTION 8.03.  Expenses; Indemnification................................   34
SECTION 8.04.  Sharing of Set-Offs......................................   35
SECTION 8.05.  Amendments and Waivers...................................   35
SECTION 8.06.  Successors and Assigns...................................   36
SECTION 8.07.  Collateral...............................................   37
SECTION 8.08.  Governing Law............................................   37
SECTION 8.09.  Counterparts; Integration; Effectiveness.................   38
SECTION 8.10.  Judicial Proceedings.....................................   38
SECTION 8.11.  Judgment Currency........................................   39
SECTION 8.12.  WAIVER OF JURY TRIAL.....................................   40
SECTION 8.13.  Taxes....................................................   40
SECTION 8.14.  Confidential Information.................................   41


Schedule I -   Participation of Banks

Exhibit A  -   Form of Letter of Credit

Exhibit B  -   Opinion of Conyers, Dill & Pearman, special Bermuda counsel for the Custodian

Exhibit C  -   Opinion of Conyers, Dill & Pearman, special Bermuda counsel for the Company

Exhibit D  -   Opinion of Mayer, Brown & Platt, New York counsel for the Company

Exhibit E  -   Opinion of Davis Polk & Wardwell, special United States counsel for the Issuing Bank and the Agent

Exhibit F  -   Letter from CT Corporation System

Exhibit G  -   Form of Letter of Credit Request

Exhibit H  -   Form of Pledge Agreement

Exhibit I  -   Form of Custodian Agreement

                            REIMBURSEMENT AGREEMENT



          REIMBURSEMENT AGREEMENT dated as of November 22, 1996 among A.C.E. INSURANCE COMPANY, LTD., the BANKS listed on the signature pages hereof and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Issuing Bank and Agent.

                     The parties hereto agree as follows:


                                   ARTICLE I

                                  DEFINITIONS


          SECTION 1.01. Definitions. The following terms, as used herein, have the following meanings:

          "ACE Limited" means ACE Limited, a Cayman Islands company limited by shares, and its successors.

          "Agent" means Morgan Guaranty Trust Company of New York in its capacity as agent for the Banks hereunder, and its successors in such capacity.

          "Applicant" means ACE Capital Limited, a corporation incorporated under the laws of England and Wales, and its successors.

          "Assignee" has the meaning set forth in Section 8.06(c).

          "Bank" means each bank listed on the signature pages hereof, each bank or other financial institution which becomes a Bank pursuant to Section 2.01(b)(iii) and each Assignee which becomes a Bank pursuant to Section 8.06(c), and their respective successors.

          "Base Rate" means, for any day, a rate per annum equal to the higher of (i) the Prime Rate for such day and (ii) the sum of 1/2 of 1% plus the Federal Funds Rate for such day.

          "Bermuda Companies Law" means The Companies Act 1981 of Bermuda, as amended, and the regulations promulgated thereunder.

          "Bermuda Insurance Law" means The Insurance Act 1978 of Bermuda, as amended, and the regulations promulgated thereunder.

          "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in New York City or London are authorized or required by law to close.

          "Closing Date" means the date on or after the Effective Date on which the Agent shall have received the documents specified in or pursuant to Section 3.01.

          "CODA" means Corporate Officers & Directors Assurance Ltd., a Bermuda limited liability company, and its successors.

          "Collateral" has the meaning set forth in the Pledge Agreement.

          "Company" means A.C.E. Insurance Company, Ltd., a Bermuda limited liability company, and its successors.

          "Confirmation Agreement" means the Confirmation and Agreement of The Bank of Bermuda Limited dated November 22, 1996, as amended, between the Custodian and the Agent, substantially in the form of Exhibit B to the Pledge Agreement.

          "Consolidated Debt" means at any date the Debt of the Company and its Consolidated Subsidiaries, determined on a consolidated basis as of such date.

          "Consolidated Subsidiary" means at any date any Subsidiary or other entity the accounts of which would be consolidated with those of the Company in its consolidated financial statements if such statements were prepared as of such date.

          "Consolidated Tangible Net Worth" means at any date the consolidated stockholder's equity of the Company and its Consolidated Subsidiaries less their consolidated Intangible Assets, all determined as of such date. For purposes of this definition "Intangible Assets" means the amount (to the extent reflected in determining such consolidated stockholder's equity) of (i) all write-ups (other than write-ups resulting from foreign currency translations and write-ups of assets of a going concern business made within twelve months after the acquisition of such business) subsequent to June 30, 1996 in the book value of any asset owned by the Company or a Consolidated Subsidiary and (ii) all unamortized debt discount and expense, unamortized deferred charges, deferred acquisition costs, goodwill, patents, trademarks, service marks, trade names, anticipated future benefit of tax loss carry-forwards, copyrights, organization or developmental expenses and other intangible assets.

          "Custodian" means The Bank of Bermuda Limited in its capacity as Custodian under the Custodian Agreement.

          "Custodian Agreement" means the Custodian Agreement dated as of November 20, 1996, as amended, between the Custodian and the Company.

          "Debt" of any Person means at any date, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (iv) all obligations of such Person as lessee which are capitalized in accordance with generally accepted accounting principles, (v) all non-contingent obligations (and, solely for purposes of Section 5.10 and the definitions of Material Debt and Material Financial Obligations, all contingent obligations) of such Person to reimburse any bank or other Person in respect of amounts paid under a letter of credit or similar instrument, (vi) all Debt secured by a Lien on any asset of such Person, whether or not such Debt is otherwise an obligation of such Person, and (vii) all Debt of others Guaranteed by such Person, provided that the term "Debt" shall not include obligations of an insurance company under insurance policies or surety bonds issued by it.

          "Default" means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

          "Derivatives Obligations" of any Person means all obligations of such Person in respect of any rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or other similar transaction (including any option with respect to any of the foregoing transactions) or any combination of the foregoing transactions.

          "Effective Date" means the date this Agreement becomes effective in accordance with Section 8.09.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, or any successor statute.

          "ERISA Group" means, with respect to any Person, such Person, any Subsidiary and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with such Person or any such Subsidiary, are treated as a single employer under
Section 414 of the Internal Revenue Code.

          "Event of Default" has the meaning set forth in Section 6.01.

          "Federal Funds Rate" means, for any day, the rate per annum (rounded upward, if necessary, to the nearest 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Domestic Business Day next succeeding such day, provided that (i) if such day is not a Domestic Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Domestic Business Day as so published on the next succeeding Domestic Business Day, and (ii) if no such rate is so published on such next succeeding Domestic Business Day, the Federal Funds Rate for such day shall be the average rate quoted to Morgan Guaranty Trust Company of New York on such day on such transactions as determined by the Agent.

          "Financing Documents" means this Agreement, the Letters of Credit, the Pledge Agreement, the Notice of Pledge, the Confirmation Agreement and the Custodian Agreement, and any agreement, instrument or document executed and delivered in connection with or relating to any Letter of Credit.

          "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the holder of such Debt of the payment thereof or to protect such holder against loss in respect thereof (in whole or in part), provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

          "Indemnitee" has the meaning set forth in Section 8.03(b).

          "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended, or any successor statute.

          "Issuing Bank" means Morgan Guaranty Trust Company of New York as issuer of the Letters of Credit hereunder.

          "Letters of Credit" means the standby letters of credit to be issued by the Issuing Bank pursuant to Section 2.01.

          "Letter of Credit Commitment" means (Pounds)75,000,000.

          "Letter of Credit Liabilities" means, for any Bank and at any time, the sum of (x) the amounts then owing to such Bank (including in its capacity as the Issuing Bank) by the Company to reimburse it in respect of amounts drawn under the Letters of Credit, including in respect of participations purchased by such Bank pursuant to Section 2.02(a) and (y) such Bank's ratable participation in the aggregate amount then available for drawing under the Letters of Credit.

          "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind, or any other type of preferential arrangement that has the practical effect of creating a security interest, in respect of such asset. For the purposes of this Agreement, the Company shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

          "Material Debt" means Debt of the Company and/or one or more of its Subsidiaries, arising in one or more related or unrelated transactions, in an aggregate principal or face amount exceeding $10,000,000.

          "Material Financial Obligations" means a principal or face amount of Debt and/or current payment obligations in respect of Derivatives Obligations of the Company and/or one or more of its Subsidiaries, arising in one or more related or unrelated transactions, exceeding in the aggregate $10,000,000.

          "Notice of Issuance" has the meaning set forth in Section 2.02.

          "Notice of Pledge" means the Notice of Pledge dated November 22, 1996, as amended, between the Company and the Custodian, substantially in the form of Exhibit A to the Pledge Agreement.

          "Parent" has the meaning set forth in Section 2.08(b).

          "Participation Percentage" means, with respect to each Bank, the percentage of participation by such Bank in the Letters of Credit issued hereunder as set forth in Schedule I, as modified as a result of an assignment pursuant to Section 8.06.

          "Pledge Agreement" means the Pledge Agreement dated as of November 22, 1996, as amended, between the Company and the Agent, substantially in the form of Exhibit H hereto.

          "Prime Rate" means the rate of interest publicly announced by Morgan Guaranty Trust Company of New York in New York City from time to time as its Prime Rate.

          "Reimbursement Obligation" has the meaning set forth in Section
2.03(b).

          "Required Banks" means at any time Banks having at least 66 2/3% of the aggregate Letter of Credit Liabilities.

          "Revolving Credit Agreement" means the Credit Agreement dated as of November 15, 1996, as amended, among ACE Limited, the Company and CODA, as guarantors, the Banks listed therein and Morgan Guaranty Trust Company of New York, as Agent.

          "Subparticipant" has the meaning set forth in Section 8.06(b).

          "Subsidiary" means, as to any Person, any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such Person; unless otherwise specified, "Subsidiary" means a Subsidiary of the Company.

          "Termination Date" means, with respect to each Letter of Credit, the initial expiry date of such Letter of Credit or, if it is extended, the date to which such Letter of Credit is so extended.

          "Wholly-Owned Consolidated Subsidiary" means any Consolidated Subsidiary all of the shares of capital stock or other ownership interests of which (except directors' qualifying shares) are at the time directly or indirectly owned by the Company.

          Capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Revolving Credit Agreement.

          SECTION 1.02. Accounting Terms and Determinations. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with generally accepted accounting principles as in effect from time to time, applied on a basis consistent (except for changes concurred in by the Company's independent public accountants) with the most recent audited consolidated financial statements of the Company and its Consolidated Subsidiaries delivered to the Banks; provided that, if the Company notifies the Agent that the Company wishes to amend any covenant in Article V to eliminate the effect of any change in generally accepted accounting principles on the operation of such covenant (or if the Agent notifies the Company that the Required Banks wish to amend
Article V for such purpose), then the Company's compliance with such covenant shall be determined on the basis of generally accepted accounting principles in effect immediately before the relevant change in generally accepted accounting principles became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Company and the Required Banks.

          SECTION 1.03. United States Dollars and English Pounds Sterling. Each reference herein to "dollars" or "$" or "Pounds Sterling" or "(Pounds)" shall refer to United States Dollars or English Pounds, as the case may be.

                                  ARTICLE II

                             THE LETTERS OF CREDIT

          SECTION 2.01.  Commitments to Issue Letters of Credit; Extension.
(a)(i) Subject to the terms and conditions hereof, the Issuing Bank agrees to issue one or more letters of credit, substantially in the form of Exhibit A hereto, from time to time upon the request of the Applicant (the "Letters of Credit"); provided that, immediately after each Letter of Credit is issued, the aggregate amount of the Letter of Credit Liabilities shall not exceed the Letter of Credit Commitment. Upon the date of issuance by the Issuing Bank of a Letter of Credit, the Issuing Bank shall be deemed, without further action by any party hereto, to have sold to each Bank, and each Bank shall be deemed, without further action by any party hereto, to have purchased from the Issuing Bank, a participation in such Letter of Credit and the related Letter of Credit Liabilities ratably in accordance with its Participation Percentage.

          (ii) Only one Letter of Credit can be issued hereunder, which must be issued on or before November 29, 1996, unless such Letter of Credit is extended as provided in subsection (b) below or this Agreement is amended as provided in
Section 8.05; references herein to Letters of Credit and other similar references are contained herein only to accommodate the possibility that this Agreement may be amended to permit the issuance of multiple Letters of Credit.

          (b) (i) The extension or renewal of any Letter of Credit shall, for all purposes hereof (other than clause (i) of Section 3.02), be deemed to be an issuance of such Letter of Credit. On or before November 10 of each year, the Issuing Bank shall give notice of termination of each Letter of Credit, unless
(x) it has theretofore timely received Notice of Issuance in respect of the Letters of Credit, (y) all of the other conditions contained in Section 3.02 are then satisfied and (z) each Bank party to this Agreement has theretofore agreed in writing to a one year extension in respect of such Letters of Credit, confirming the Participation Percentage of such Bank in such Letters of Credit; provided that no failure by the Issuing Bank to give any such notice of termination and no delay in giving any such notice shall affect the obligations of (i) the Company to reimburse the Issuing Bank for any drawing under any Letters of Credit or (ii) any Banks to pay to the Issuing Bank an amount in respect of such Bank's ratable share of any such drawing.

          (ii) Each Bank party to this Agreement agrees that it will give notice to the Agent and the Company on or before September 15 of each year as to whether it agrees to a one year extension of the Letters of Credit, effective from the next succeeding January 1, provided that the failure of any Bank to give such notice or any delay in giving the same shall be deemed to be a notice from such Bank by September 15 that it does not agree to such a one year extension, and no such Bank shall incur any obligation or liability as a result of any such failure or delay.

          (iii) If any Bank party to this Agreement gives (or is deemed to have given) notice that it does not agree to a one year extension as contemplated by subsection (ii), then the Company may designate by October 20 of such year a bank or other financial institution which is willing to assume all of the rights and obligations of such Bank under this Agreement and the other Financing Documents, such bank or other financial institution to be subject to the written consent of the Issuing Bank (such consent not to be unreasonably withheld by the Issuing Bank in its good faith business judgment). In that case such Bank agrees to assign such rights and obligations to such designated bank or other financial institution and enter into an agreement therefor with such other bank or financial institution pursuant to which such bank or other financial institution agrees to pay to such Bank all amounts then due and owing (and all fees accrued to but excluding the date of such agreement) to such Bank hereunder and under each other Financing Document, in which case such Bank shall no longer be a party hereto (except as to Sections 2.05, 2.07 and 8.03 for the period prior to the date of such agreement) and such bank or other financial institution shall become a Bank party hereto.

          SECTION 2.02. Notice of Issuance. (a) The Applicant shall give the Issuing Bank notice, by a Letter of Credit Request in the form of Exhibit G hereto, by November 1 of each year (or, in the case of 1996, by November 22, 1996), specifying the date the applicable Letter of Credit is to be issued or extended and setting forth the terms of such Letter of Credit which are to be completed (including, without limitation, the beneficiary thereof, which must be the Society and Corporation of Lloyd's (such notice, including any such notice given in connection with the extension of a Letter of Credit, a "Notice of Issuance").

          (b) Upon receipt of a Notice of Issuance, the Issuing Bank shall promptly notify each Bank of the contents thereof and of the amount of such Bank's participation in the applicable Letter of Credit. The issuance by the Issuing Bank of each Letter of Credit shall, in addition to the conditions precedent set forth in Article III, be subject to the conditions precedent that (i) such Letter of Credit shall be substantially in the form of Exhibit A hereto, or in such other form and contain such terms as shall be satisfactory to the Company and the Issuing Bank and the Required Banks and (ii) the Company shall have executed and delivered such other instruments and agreements relating to such Letter of Credit as the Issuing Bank shall have reasonably requested.

          SECTION 2.03. Drawings under Letters of Credit; Reimbursement. (a) Upon receipt from the beneficiary of any Letter of Credit of any notice of a drawing under such Letter of Credit, the Issuing Bank shall promptly notify the Company and each other Bank as to the amount to be paid as a result of such drawing and the payment date. The Company shall be irrevocably and unconditionally obligated forthwith to reimburse the Issuing Bank for any amounts paid by the Issuing Bank upon any drawing under any Letter of Credit (each, a "Reimbursement Obligation"), without presentment, demand, protest or other formalities of any kind. All such amounts paid by the Issuing Bank and remaining unpaid by the Company shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the sum of the Base Rate plus 2%.

          (b) In addition, each Bank will pay to the Issuing Bank immediately upon the Issuing Bank's demand at any time during the period commencing after such drawing until reimbursement therefor in full by the Company, an amount equal to such Bank's ratable share of such drawing (in proportion to its participation therein), together with interest on such amount for each day from the date of the Issuing Bank's demand for such payment (or, if such demand is made after 12:00 Noon (New York City time) on such date, from the next succeeding Business Day) to the date of payment by such Bank of such amount at a rate of interest per annum equal to the Base Rate plus 2%. Each Bank shall also be liable for its pro rata share of any amounts paid by the Company that are subsequently rescinded or avoided, or are otherwise restored or returned. Such liability shall be unconditional and without regard to the occurrence of any Default or the compliance by the Company with any of its obligations under this Agreement or any other Financing Document. The Issuing Bank will pay to each Bank ratably all amounts received from the Company for application in payment of its reimbursement obligations in respect of any Letter of Credit, but only to the extent such Bank has made payment to the Issuing Bank in respect of such Letter of Credit pursuant hereto.

          SECTION 2.04. Obligations Absolute. The obligations of the Company and each Bank under Section 2.03 shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement, under all circumstances whatsoever, including without limitation the following circumstances:

          (i) any lack of validity or enforceability of this Agreement or any Letter of Credit or any other Financing Document;

          (ii) any amendment or waiver of or any consent to departure from all or any of the provisions of this Agreement or any Letter of Credit or any other Financing Document;

          (iii) the use which may be made of any Letter of Credit by, or any acts or omission of, a beneficiary of a Letter of Credit (or any Person for whom such beneficiary may be acting);

          (iv) the existence of any claim, set-off, defense or other rights that the Company may have at any time against a beneficiary of a Letter of Credit (or any Person for whom such beneficiary may be acting), the Banks (including the Issuing Bank) or any other Person, whether in connection with this Agreement or any Letter of Credit or any other Financing Document or any unrelated transaction;

          (v) any statement or any other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect whatsoever;

          (vi) payment under a Letter of Credit against presentation to the Issuing Bank of a draft or certificate that does not comply with the terms of such Letter of Credit, provided that the Issuing Bank's determination that documents presented under such Letter of Credit comply with the terms thereof shall not have constituted gross negligence or willful misconduct of the Issuing Bank; or

          (vii) any other act or omission to act or delay of any kind by any Bank (including, without limitation, the Issuing Bank), the Agent or any other Person or any other event or circumstance whatsoever that might, but for the provisions of this clause (vii), constitute a legal or equitable discharge of the Company's or the Bank's obligations hereunder.

          SECTION 2.05. Indemnification. (a) The Company hereby indemnifies and holds harmless each Bank (including the Issuing Bank) and the Agent from and against any and all claims, damages, losses, liabilities, costs or expenses which such Bank or the Agent may incur hereunder or under any other Financing Document or in connection with any transaction contemplated hereby or thereby (including, without limitation, any claims, damages, losses, liabilities, costs or expenses which the Issuing Bank may incur by reason of or in connection with the failure of any other Bank to fulfill or comply with its obligations to the Issuing Bank hereunder (but nothing herein contained shall affect any rights the Company may have against such defaulting Bank)), and none of the Banks (including the Issuing Bank) nor the Agent nor any of their officers or directors or employees or agents shall be liable or responsible, by reason of or in connection with the execution and delivery or transfer of or payment or failure to pay under any Letter of Credit, including without limitation any of the circumstances enumerated in Section 2.04, as well as (i) any error, omission, interruption or delay in transmission or delivery of any message, by mail, cable, telegraph, telex or otherwise, (ii) any loss or delay in the transmission of any document required in order to make a drawing under a Letter of Credit and (iii) any consequences arising from causes beyond the control of the Issuing Bank, including without limitation any government acts; provided that the Company shall not be required to indemnify the Issuing Bank for any claims, damages, losses, liabilities, costs or expenses, and the Company shall have a claim against the Issuing Bank for direct (but not consequential) damage suffered by it, to the extent found by a court of competent jurisdiction to have been caused by (x) the willful misconduct or gross negligence of the Issuing Bank in determining whether a request presented under any Letter of Credit complied with the terms of such Letter of Credit or (y) the Issuing Bank's failure to pay under any Letter of Credit after the presentation to it of a request strictly complying with the terms and conditions of such Letter of Credit except as a direct result of court orders prohibiting such payment; and provided further that the Company shall not be required to indemnify any Bank (other than the Issuing Bank the indemnification of which under this Section
2.05 is governed by the preceding proviso) or the Agent for any claims, damages, losses, liabilities, costs or expenses suffered by it to the extent found by a court of competent jurisdiction to have been caused by its willful misconduct or gross negligence. Nothing in this

Section 2.05 is intended to limit the obligations of the Company under any other provision of this Agreement. To the extent the Company does not indemnify the Issuing Bank as required by this subsection, the Banks agree to do so ratably in accordance with their Participation Percentage.

     (b) The parties hereto agree that in making any payment under any Letter of Credit by the Issuing Bank none of the following shall constitute or be deemed to constitute the wilful misconduct or gross negligence of the Issuing
Bank: (i) the Issuing Bank's exclusive reliance on any document (including without limitation any draft) presented to it under such Letter of Credit as to any and all matters set forth therein, including reliance on the amount of any draft presented thereunder, whether or not the amount due to the beneficiary thereof equals the amount of such draft, and whether or not any document presented thereunder proves to be inaccurate or otherwise insufficient in any respect, if such document on its face appears to be in order and whether or not such document or any statement contained therein proves to be forged or invalid or inaccurate or untrue in any respect whatsoever and (ii) any non-material, non-compliance by the documents (including without limitation any draft) presented under any Letter of Credit with the terms thereof.

          SECTION 2.06. Fees. (a) Ticking Fee. On the earlier of the date of first issuance of a Letter of Credit and January 1, 1997, the Company shall pay to the Agent, for the account of each Bank (including the Issuing Bank), a ticking fee with respect to such Letter of Credit on the Letter of Credit Commitment, at a rate per annum equal to .09 of 1%, calculated on a 360-day basis, for the period from and including the Effective Date to but excluding January 1, 1997.

          (b) Letter of Credit Fee. The Company agrees to pay to the Agent, for the account of each Bank (including the Issuing Bank), a letter of credit fee with respect to each Letter of Credit, at a rate per annum equals to .15 of 1%, calculated on a 360-day basis, for the period from and including January 1, 1997 to but excluding the Termination Date of such Letter of Credit, on such Bank's share of the daily average amount available at any time to be drawn under such Letter of Credit. The letter of credit fees shall be payable quarterly, with respect to each Letter of Credit, in arrears on the last Business Day of each March, June, September and December and on its Termination Date.

          (c) Fronting Fee. The Company agrees to pay to the Issuing Bank for its own account, as compensation for its services hereunder, a fronting fee for each issuance of a Letter of Credit in the amounts and at the times agreed upon by the Company and the Issuing Bank.

          SECTION 2.07. Increased Costs; Reduced Return. (a) If, on or after the date of this Agreement, the adoption of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency, (i) shall impose, modify or deem applicable any reserve (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System), special deposit, insurance assessment or similar requirement against letters of credit issued by, or assets of, or deposits with or for the account of, or credit extended by, any Bank or (ii) shall impose on any Bank any other condition regarding this Agreement or any Letter of Credit and the result of any of the foregoing is to increase the cost to such Bank of issuing or maintaining such Letter of Credit (or its participation therein), or funding any drawings thereunder, or reduce the amount of any sum received or receivable by such Bank under this Agreement, by an amount deemed by such Bank to be material, then, within 45 days after demand by such Bank (with a copy to the Agent), the Company shall pay to such Bank all additional amounts which are necessary to compensate such Bank for such increased cost or reduction.

          (b) If any Bank shall have determined that, after the date hereof, the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on capital of such Bank (or any Person controlling such Bank (a "Parent")) as a consequence of its obligations hereunder or under any Letter of Credit to a level below that which such Bank (or its Parent) could have achieved but for such adoption, change, request or directive (taking into consideration its policies with respect to capital adequacy) by an amount deemed by such Bank to be material, then from time to time, within 45 days after demand by such Bank, the Company agrees to pay to such

Bank such additional amount or amounts as will compensate such Bank for such reduction.

          (c) Each Bank will promptly notify the Company of any event of which it has knowledge, occurring after the date hereof, which will entitle such Bank to compensation pursuant to this Section 2.07. A certificate of any Bank claiming compensation under this Section 2.07 and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error. In determining such amount, such Bank may use any reasonable averaging and attribution methods.

          SECTION 2.08.  Payments and Computations.

(a) The Company shall make each payment of Reimbursement Obligations, fees, interest and other amounts payable hereunder to the Agent, as provided herein, not later than 2:00 P.M. (New York City time) on the day when due in English Pounds in the case of Reimbursement Obligations or in United States Dollars in the case of fees, interest or other amounts payable hereunder immediately available at an address of the Agent specified in writing to the Company by the Agent. The Agent will promptly distribute to each Bank its ratable share of each such payment received by the Agent for the account of such Bank. Each payment shall be made without any set-off, counterclaim or deduction.

          (b) Whenever any payment to be made hereunder shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in any computation of interest or fees.

          (c) In the event that any payment to the Agent hereunder is made after 2:00 P.M. (London or New York City time, as relevant) on a Business Day, such payment shall be deemed received on the immediately following Business Day, and such extension of time shall be included in any computation of interest or fees.


                                  ARTICLE III

                                  CONDITIONS


          SECTION 3.01. Conditions Precedent to Closing. The closing hereunder shall occur upon satisfaction of the condition described in clause (h) below and receipt by the Agent of the following documents, each dated the Closing Date unless otherwise indicated:

          (a) counterparts hereof signed by each of the parties hereto (or, in the case of any party as to which an executed counterpart shall not have been received, receipt by the Agent in form satisfactory to it of telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party);

          (b) an executed copy of the Pledge Agreement, the Notice of Pledge, the Confirmation Agreement and the Custodian Agreement;

          (c) an opinion of Conyers, Dill & Pearman, special Bermuda counsel for the Custodian, substantially in the form of Exhibit B hereto;

          (d) an opinion of Conyers, Dill & Pearman, special Bermuda counsel for the Company, substantially in the form of Exhibit C hereto;

          (e) an opinion of Mayer, Brown & Platt, New York counsel for the Company, substantially in the form of Exhibit D hereto;

          (f) an opinion of Davis Polk & Wardwell, special United States counsel for the Agent, substantially in the form of Exhibit E hereto;

          (g) a letter from CT System in New York, New York, substantially in the form of Exhibit F hereto, evidencing CT System's agreement to act as agent for service of process for the Company pursuant to Section 8.10(b);

          (h) receipt by the Agent and the Banks of all fees due to them on or prior to the Effective Date; and

          (i) all documents the Agent may reasonably request prior to the Closing Date relating to the existence of the Company, the corporate authority for and the validity of this Agreement and each other Financing Document, the existence, validity, enforceability and first priority of a Lien in the Collateral (assuming that the Collateral is delivered at the time, in the amount and as otherwise provided in the Pledge Agreement) and any other matters relevant hereto, all in form and substance satisfactory to the Agent.

The Agent shall promptly notify the Company and the Banks of the Closing Date, and such notice shall be conclusive and binding on all parties hereto.

          SECTION 3.02. Conditions Precedent to Issuance of the Letters of Credit. The obligation of the Issuing Bank to issue any Letter of Credit is subject to the (i) fact that such Letter of Credit is first issued (as opposed to extended or renewed) on or prior to November 29, 1996 and (ii) the satisfaction of the following conditions:

          (a)  receipt by the Agent of a Notice of Issuance as required by
     Section 2.02;

          (b) the fact that the aggregate amount of the Letter of Credit Liabilities immediately after such issuance will not exceed the Letter of Credit Commitment;

          (c) the fact that, immediately before and after such issuance, no Default shall have occurred and be continuing;

          (d) the fact that the representations and warranties of the Company contained in this Agreement and in each other Financing Document shall be true on and as of the date of such issuance, except representations and warranties which expressly refer to an earlier date in which case the same shall be true on and as of such earlier date; and

          (e) the fact that such Letter of Credit is being issued solely as security to support the Applicant's underwriting business at the Society and Corporation of Lloyd's provided in accordance with the requirements of the Society and Corporation of Lloyd's.

Such issuance shall be deemed to be a representation and warranty by the Company on the date of such issuance as to the facts specified in clauses (b) through
(e), inclusive, of this Section.


                                  ARTICLE IV

                        REPRESENTATIONS AND WARRANTIES

          The Company represents and warrants on each day during the term of this Agreement that:

          SECTION 4.01. Corporate Existence and Power. The Company is a limited liability company, duly incorporated and validly existing under the laws of Bermuda. The Company has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted. The Company is a Wholly-Owned Consolidated Subsidiary of ACE Limited.

          SECTION 4.02. Corporate and Governmental Authorization; No Contravention. The execution, delivery and performance by the Company of this Agreement and the other Financing Documents to which it is a party are within its corporate powers, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the Memorandum of Association, Articles of Association or Bye-Laws (or any comparable document) of the Company or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Company or any of its Subsidiaries or result in the creation or imposition of any Lien on any asset of the Company or any of its Subsidiaries.

          SECTION 4.03. Binding Effect. Each of this Agreement and the other Financing Documents to which the Company is a party constitutes a valid and binding agreement of the Company enforceable in accordance with its terms.

          SECTION 4.04.  Financial Information.

          (a) The consolidated balance sheet of the Company and its Consolidated Subsidiaries as of September 30, 1995 and the related consolidated statements of operations and retained earnings and of cash flows for the fiscal year then ended, all reported on by Coopers & Lybrand, copies of which have been delivered to each of the Banks, fairly present, in all material respects, in conformity with generally accepted accounting principles, the consolidated financial position of the Company and its Consolidated Subsidiaries as of such date and their consolidated results of operations and retained earnings and cash flows for such fiscal year.

          (b) Since June 30, 1996 there has been no material adverse change in the business, financial position or results of operations of the Company and its Consolidated Subsidiaries, considered as a whole.

          (c) The balance sheet of CODA as of September 30, 1995 and the related statements of operations and retained earnings and of cash flows for the fiscal year then ended, all reported on by Coopers & Lybrand, copies of which have been delivered to each of the Banks, fairly present, in all material respects, in conformity with generally accepted accounting principles, the financial position of CODA as of such date and its results of operations and retained earnings and cash flows for such fiscal year.

          (d) Since June 30, 1996 there has been no material adverse change in the business, financial position or results of operations of CODA and its Consolidated Subsidiaries, considered as a whole.

          SECTION 4.05. Litigation. There is no action, suit or proceeding pending against, or to the knowledge of the Company threatened against or affecting, the Company or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official in which there is a reasonable likelihood of an adverse decision which could materially adversely affect the business, consolidated financial position or consolidated results of operations of the Company and its Consolidated Subsidiaries, considered as a whole, or which in any manner draws into question the validity or enforceability of this Agreement or any other Financing Document.

          SECTION 4.06.  ERISA.   Neither the Company nor any member of its
ERISA Group maintains or contributes to, or has within the previous six years (whether or not while a member of such Person's current ERISA Group) maintained or contributed to, or been required to maintain or been jointly and severally liable for contributions to, or has liability upon withdrawal from, any plan or arrangement subject to (i) the minimum funding standards of ERISA and the Internal Revenue Code, (ii) Part 3 of Subtitle B of Title I of ERISA or (iii) Title IV of ERISA.

          SECTION 4.07. Taxes. The Company and its Subsidiaries have filed all income tax returns and all other material tax returns which are required to be filed by them and have paid all taxes due pursuant to such returns or pursuant to any assessment received by the Company or any Subsidiary. The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of taxes or other governmental charges are, in the opinion of the Company, adequate.

          SECTION 4.08. Not an Investment Company. The Company is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          SECTION 4.09. Full Disclosure. All information heretofore furnished by the Company or on behalf of the Company by ACE Limited to the Agent or any Bank for purposes of or in connection with this Agreement or any of the other Financing Documents or any transaction contemplated hereby or thereby is, and all such information hereafter furnished by the Company or on behalf of the Company by ACE Limited to the Agent or any Bank will be, true and accurate in all material respects on the date as of which such information is stated or certified. The Company has disclosed to the Banks in writing any and all facts which materially and adversely affect or may affect (to the extent the Company can now reasonably foresee) the business, operations or financial condition of the Company and its Consolidated Subsidiaries, taken as a whole, or the ability of the Company to perform its obligations under this Agreement or any of the other Financing Documents.

          SECTION 4.10. Compliance with Laws. The Company and each Subsidiary are in compliance, in all material respects, with all applicable laws, ordinances, rules, regulations, guidelines and other requirements of governmental authorities except where the necessity of compliance therewith is contested in good faith by appropriate proceedings.

          SECTION 4.11. Lien. (a) Upon delivery of the Collateral to the Custodian as provided in the Pledge Agreement, the Company will have good and marketable title in and to the Collateral free and clear of all Liens (except the Lien created under the Financing Documents) and will hold such title and all of the Collateral in its own name and not in the name of any nominee or other Person, except that the Collateral described in clause (i) of the definition of "Eligible Securities" contained in Section 2(a) of the Pledge Agreement shall be held in the name of Citibank, N.A. for the account of the Company.

          (b) Upon delivery of the Collateral to the Custodian as provided in the Pledge Agreement, the Pledge Agreement will create in favor of the Agent for the benefit of the Banks a valid and enforceable first priority Lien on all of the Collateral, subject to the interest of the Custodian under the Financing Documents.

          (c) Upon delivery of the Collateral to the Custodian as provided in the Pledge Agreement, the Company will not have outstanding, nor will it be contractually bound to create, any Lien on or with respect to any of the Collateral, subject to the interest of the Custodian under the Financing Documents.

          (d) The Company is not subject to any agreement, judgment, injunction, order, decree or other instrument or any law or regulation which would prevent or otherwise interfere with the Company's obligations to deliver Collateral in the amounts, at the times and as otherwise provided in the Pledge Agreement, subject to the interest of the Custodian under the Financing Documents.

                                   ARTICLE V

                                   COVENANTS

          The Company agrees that, so long as any Letter of Credit is in effect or any Letter of Credit Liability remains unpaid:

          SECTION 5.01.  Information.  The Company will deliver to each of the
Banks:

          (a) as soon as available and in any event within 90 days after the end of each fiscal year of the Company, a consolidated balance sheet of the Company and its Consolidated Subsidiaries as of the end of such fiscal year and the related consolidated statements of operations and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on in a manner acceptable to the Required Banks by Coopers & Lybrand or other independent public accountants of nationally recognized standing;

          (b) as soon as available and in any event within 45 days after the end of each of the first three quarters of each fiscal year of ACE Limited, a consolidated balance sheet of ACE Limited and its Consolidated Subsidiaries as of the end of such quarter and the related consolidated statements of operations and cash flows for such quarter and for the portion of ACE Limited's fiscal year ended at the end of such quarter, setting forth in the case of such statements of operations and cash flows in comparative form the figures for the corresponding quarter and the corresponding portion of ACE Limited's previous fiscal year, all certified (subject to normal year-end adjustments) as to fairness of presentation, generally accepted accounting principles and consistency by the chief financial officer or the chief accounting officer of ACE Limited;

          (c) simultaneously with the delivery of each set of financial statements referred to in clauses (a) and (b) above, a certificate of the chief financial officer or the chief accounting officer of the Company (i) setting forth in reasonable detail the calculations required to establish whether the Company was in compliance with the requirements of Sections
     5.07 to 5.10, inclusive, on the date of such financial statements and (ii) stating whether any Default exists on the date of such certificate and, if any Default then exists, setting forth the details thereof and the action which the Company is taking or proposes to take with respect thereto;

          (d) within five days after any officer of the Company obtains knowledge of any Default, if such Default is then continuing, a certificate of the chief financial officer or the chief accounting officer of the Company setting forth the details thereof and the action which the Company is taking or proposes to take with respect thereto;

          (e) as soon as available and in any event within 20 days after submission, each statutory statement of the Company in the form submitted to the Bermuda Department of Insurance;

          (f) promptly upon obtaining knowledge thereof, (i) a copy of any notice from the Minister of Finance or the Registrar of Companies or any other Person of the revocation, the suspension or the placing of any restriction or condition on the registration as an insurer of the Company under the Bermuda Insurance Law or of the institution of any proceeding or investigation which could result in any such revocation, suspension or placing of such a restriction or condition, (ii) copies of any correspondence by, to or concerning the Company relating to an investigation conducted by the Minister of Finance, whether pursuant to
     Section 132 of the Bermuda Companies Law or otherwise and (iii) a copy of any notice of or requesting or otherwise relating to the winding up or any similar proceeding of or with respect to the Company; and

          (g) from time to time such additional information regarding the financial position, results of operations or business of the Company or any of its Subsidiaries as the Agent, at the request of any Bank, may reasonably request from time to time.

          SECTION 5.02. Payment of Obligations. The Company will pay and discharge, and will cause each Subsidiary to pay and discharge, at or before maturity, all their respective material obligations and liabilities, including, without limitation, tax liabilities, except where the same may be contested in good faith by appropriate proceedings, and will maintain, and will cause each Subsidiary to maintain, in accordance with generally accepted accounting principles, appropriate reserves for the accrual of any of the same.

          SECTION 5.03. Maintenance of Property; Insurance. (a) The Company will keep, and will cause each Subsidiary to keep, all property useful and necessary in its business in good working order and condition, ordinary wear and tear excepted.

          (b) The Company will maintain, and will cause each Subsidiary to maintain, physical damage insurance on all real and personal property on an all risks basis (including the perils of flood and quake), covering the repair and replacement cost of all such property and consequential loss coverage for business interruption and extra expense. All such insurance shall be provided by insurers having an A.M. Best policyholders rating of not less than B+ or such other insurers as the Required Banks may approve in writing. The Company will deliver to the Banks (i) upon request of any Bank through the Agent from time to time, full information as to the insurance carried, (ii) within five days of receipt of notice from any insurer, a copy of any notice of cancellation or material change in coverage from that existing on the date of this Agreement and
(iii) forthwith, notice of any cancellation or nonrenewal of coverage by the Company.

          SECTION 5.04. Conduct of Business and Maintenance of Existence. The Company will continue, and will cause each Subsidiary to continue, to engage in business of the same general type as now conducted by the Company and its Subsidiaries, and will preserve, renew and keep in full force and effect, and will cause each Subsidiary to preserve, renew and keep in full force and effect, their respective existence and their respective rights, privileges and franchises necessary or desirable in the normal conduct of business; provided that nothing in this Section 5.04 shall prohibit (i) the merger of a Subsidiary into the Company or the merger or consolidation of a Subsidiary with or into another Person if the corporation surviving such consolidation or merger is a Subsidiary and if, in each case, after giving effect thereto, no Default shall have occurred and be continuing or (ii) the termination of the existence of any Subsidiary if the Company in good faith determines that such termination is in the best interest of the Company and is not materially disadvantageous to the Banks.

          SECTION 5.05. Compliance with Laws. The Company will comply, and cause each Subsidiary to comply, in all material respects with all applicable laws, ordinances, rules, regulations, guidelines and other requirements of governmental authorities except where the necessity of compliance therewith is contested in good faith by appropriate proceedings.

          SECTION 5.06. Inspection of Property, Books and Records. The Company will keep, and will cause each Subsidiary to keep, proper books of record and account in which full, true and correct entries shall be made of all dealings and transactions in relation to its business and activities; and will permit, and will cause each Subsidiary to permit, representatives of any Bank at such Bank's expense to visit and inspect any of their respective properties, to examine and make abstracts from any of their respective books and records and to discuss their respective affairs, finances and accounts with their respective officers, employees and independent public accountants, all at such reasonable times and as often as may reasonably be desired.

          SECTION 5.07. Leverage. Consolidated Debt will at no time exceed 35% of Consolidated Tangible Net Worth.

          SECTION 5.08. Subsidiary Debt. The Company will not permit any of its Subsidiaries to create, assume or suffer to exist any Debt, except (i) Debt under the Financing Documents or the Revolving Credit Agreement, (ii) Debt owing to the Company or ACE Limited, (iii) Debt of Tripar Partnership, a Bermuda general partnership, owing to other Subsidiaries or Debt of such other Subsidiaries owing to Tripar Partnership, (iv) Debt in respect of letters of credit issued in the ordinary course of business and (v) Debt created by exercise of overdraft privileges on a basis not more frequent than once each calendar month for not more than five Business Days in an amount not to exceed $10,000,000 in the aggregate at any one time.

          SECTION 5.09. Minimum Tangible Net Worth. Consolidated Tangible Net Worth will at no time be less than the sum of (i) $900,000,000 plus (ii) 25% of the consolidated net income of the Company and its Consolidated Subsidiaries for the period from September 30, 1996 through the end of the Company's then most recent fiscal quarter (treated for this purpose as a single accounting period), provided that, for purposes of calculation under this Section 5.09, such consolidated net income shall in no event be less than zero.

          SECTION 5.10. Negative Pledge. Neither the Company nor any Subsidiary will create, assume or suffer to exist any Lien on any asset now owned or hereafter acquired by it, except:

          (a) Liens existing on the date of this Agreement securing Debt outstanding on the date of this Agreement in an aggregate principal or face amount not exceeding $25,000,000;

          (b) any Lien existing on any asset of any corporation at the time such corporation becomes a Subsidiary and not created in contemplation of such event;

          (c) any Lien on any asset securing Debt incurred or assumed for the purpose of financing all or any part of the cost of acquiring such asset, provided that such Lien attaches to such asset concurrently with or within 90 days after the acquisition thereof;

          (d) any Lien on any asset of any corporation existing at the time such corporation is merged or consolidated with or into the Company or a Subsidiary and not created in contemplation of such event;

          (e) any Lien existing on any asset prior to the acquisition thereof by the Company or a Subsidiary and not created in contemplation of such acquisition;

          (f) any Lien arising out of the refinancing, extension, renewal or refunding of any Debt secured by any Lien permitted by any of the foregoing clauses of this Section, provided that such Debt is not increased and is not secured by any additional assets;

          (g) Liens arising in the ordinary course of its business which (i) do not secure Debt or Derivatives Obligations, (ii) do not secure any obligation in an amount exceeding $10,000,000 and (iii) do not in the aggregate materially detract from the value of its assets or materially impair the use thereof in the operation of its business;

          (h) Liens on cash and cash equivalents securing Derivatives Obligations, provided that the aggregate amount of cash and cash equivalents subject to such Liens may at no time exceed $10,000,000;

          (i) Liens on any assets of the Company created pursuant to the Financing Documents; and

          (j) Liens not otherwise permitted by the foregoing clauses of this Section securing Debt in an aggregate principal or face amount at any date not to exceed 10% of Consolidated Tangible Net Worth.

          SECTION 5.11. Consolidations, Mergers and Sales of Assets. The Company will not (i) consolidate with or merge into any other Person or (ii) sell, lease or otherwise transfer, directly or indirectly, all or any substantial part of its assets to any other Person.

          SECTION 5.12. No Amendments. The Company shall not amend or waive, or utilize or rely on any waiver of, any provision of the Pledge Agreement or the Confirmation Agreement without the written consent of the Agent and the Required Banks.

          SECTION 5.13. ERISA. Neither the Company nor any member of its ERISA Group will maintain or contribute to, or become obligated to maintain or become jointly and severally liable for contributions to, or have liability upon withdrawal from, any plan or arrangement subject to (i) the minimum funding standards of ERISA and the Internal Revenue Code, (ii) Part 3 of Subtitle B of Title I of ERISA or (iii) Title IV of ERISA.

          SECTION 5.14. Termination Of Existing Letter Of Credit. The Company shall cause the Issuing Bank to receive on January 2, 1997 its Irrevocable Letter of Credit No. 5250090140, together with evidence satisfactory to the Issuing Bank from the account party and applicant therefor and the beneficiary thereof that it has been cancelled on January 1, 1997.


                                   ARTICLE VI

                                    DEFAULTS

          SECTION 6.01. Events of Default. If one or more of the following events ("Events of Default") shall have occurred and be continuing:

          (a) the Company shall fail (i) to pay when due any Reimbursement Obligation or (ii) to pay within five Business Days of the due date thereof any interest or fees or other amounts payable hereunder;

          (b) the Company shall fail to observe or perform any covenant (i) contained in Sections 5.07 through 5.12, inclusive, or Section 5.14 or (ii) relating to the delivery of the Collateral and the perfection of the first priority charge and security interest created therein contained in any other Financing Document;

          (c) the Company shall fail to observe or perform any covenant or agreement contained in this Agreement or in any other Financing Document (other than those covered by clause (a) or (b) above) for 30 days after notice thereof has been given to the Company by the Agent at the request of any Bank;

          (d) any representation, warranty, certification or statement made by the Company in this Agreement or any other Financing Document or in any certificate, financial statement or other document delivered pursuant to this Agreement or any other Financing Document shall prove to have been incorrect in any material respect when made (or deemed made);

          (e) the Company or any Subsidiary shall fail to make any payment in respect of any Material Financial Obligations when due or within any applicable grace period or an Event of Default (as defined in the Revolving Credit Agreement) shall have occurred and be continuing;

          (f) any event or condition shall occur which results in the acceleration of the maturity of any Material Debt or enables (or, with the giving of notice or lapse of time or both, would enable) the holder of such Debt or any Person acting on such holder's behalf to accelerate the maturity thereof;

          (g) (i) any corporate action is taken authorizing the winding up, the liquidation, any arrangement or the taking of any other similar action of or with respect to the Company or authorizing any corporate action to be taken to facilitate any such winding up, liquidation, arrangement or other similar action or any petition shall be filed seeking the winding up, the liquidation, any arrangement or the taking of any other similar action of or with respect to the Company by the Registrar of Companies in Bermuda, one or more holders of insurance policies or reinsurance certificates issued by the Company or by any other Person or Persons or any petition shall be presented for the winding up of the Company to a court of Bermuda as provided under the Bermuda Companies Law and in either such case such petition shall remain undismissed and unstayed for a period of 60 days or any creditors' or members' voluntary winding up of the Company as provided under the Bermuda Companies Law shall be commenced or any receiver shall be appointed by a creditor of the Company or by a court of Bermuda on the application of a creditor of the Company as provided under any instrument giving rights for the appointment of a receiver;

          (ii) a proceeding shall be commenced by any Person seeking the rehabilitation, liquidation, dissolution or conservation of the assets of the Company or any substantial part thereof or any similar remedy and such proceedings shall remain undismissed and unstayed for a period of 60 days;

          (iii) the Company or any Subsidiary shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing; or

          (iv) an involuntary case or other proceeding shall be commenced against the Company or any Subsidiary seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days;

          (h) a judgment or order for the payment of money in excess of $10,000,000 shall be rendered against the Company or any Subsidiary and such judgment or order shall continue unsatisfied and unstayed for a period of 30 days; or

          (i) any person or group of persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934, as amended) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under said Act) of 20% or more of the outstanding shares of common stock of ACE Limited; or, during any period of 12 consecutive calendar months, individuals who were directors of ACE Limited on the first day of such period shall cease to constitute a majority of the board of directors of ACE Limited; or the Company shall cease to be a Wholly-Owned Consolidated Subsidiary of ACE Limited;

          (j) any court or arbitrator or any governmental body, agency or official which has jurisdiction in the matter shall decide, rule or order that any provision of any of the Financing Documents is invalid or unenforceable in any material respect, or the Company shall so assert in writing;

          (k) the registration of the Company as an insurer shall be revoked, suspended or otherwise have restrictions or conditions placed upon it unless, in the case of the placing of any such restrictions or conditions, such restrictions or conditions could not have a material adverse effect on the interests of the Issuing Bank or the Agent or the Banks under the Financing Documents;

          (l) the Company shall fail to deliver Collateral at the times, in the amounts or as otherwise specified in the Financing Documents or the Lien created pursuant thereto on the Collateral shall at any time or for any reason cease to be a valid, enforceable or first priority Lien on any of the Collateral; or

          (m) the Company shall terminate, amend or waive, or utilize or rely on any waiver of, any provision of the Custodian Agreement or the Notice of Pledge without the written consent of the Agent and the Required Banks;

then, and in every such event, the Agent may, and in the case of clauses (i),
(ii) and (iv) below shall if requested by Banks having more than 50% of the aggregate amount of Letter of Credit Liabilities, (i) by notice to the Company terminate the Letter of Credit Commitment and it shall thereupon terminate, (ii) by notice to the Company declare, to the extent permitted by law, the Letter of Credit Liabilities to be and the same shall thereupon become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company, (iii) take all other actions at law or in equity permitted to be taken by it and (iv) by notice to the Company, require that the Company specifically perform, and the Company shall specifically perform, its obligations to deliver Collateral under the Pledge Agreement and its other obligations under the Financing Documents.

          SECTION 6.02. Notice of Default. The Agent shall give notice to the Company under Section 6.01(c) promptly upon being requested to do so by any Bank and shall thereupon notify all the Banks thereof.


                                  ARTICLE VII

                                   THE AGENT

          SECTION 7.01. Appointment and Authorization. Each Bank irrevocably appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Financing Documents as are delegated to the Agent by the terms hereof and thereof, together with all such powers as are reasonably incidental thereto.

          SECTION 7.02. Agent and Affiliates. Morgan Guaranty Trust Company of New York shall have the same rights and powers under this Agreement and each other Financing Document as any other Bank and may exercise or refrain from exercising the same as though it were not the Agent, and Morgan Guaranty Trust Company of New York and its affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Company or any affiliate of the Company as if it were not the Agent hereunder or thereunder.

          SECTION 7.03. Action by Agent. The obligations of the Agent under this Agreement and each other Financing Document are only those expressly set forth herein or therein. Without limiting the generality of the foregoing, the Agent shall not be required to take any action with respect to any Event of Default, except as expressly provided in Article VI.

          SECTION 7.04. Consultation with Experts. The Agent may consult with legal counsel (who may be counsel for the Company or the Custodian or both), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

          SECTION 7.05. Liability of Agent. Neither the Agent nor any of its affiliates nor any of their respective directors, officers, agents or employees shall be liable for any action taken or not taken by it in connection herewith or with any other Financing Document (i) with the consent or at the request of the Required Banks or (ii) in the absence of its own gross negligence or willful misconduct. Neither the Agent nor any of its affiliates nor any of their respective directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into or verify (i) any statement, warranty or representation made hereunder or under any other Financing Document or in connection herewith or therewith including, without limitation, the authenticity or accuracy of any draft, certificate, statement or other item presented under a Letter of Credit, (ii) the performance or observance of any of the covenants or agreements of the Company; (iii) the satisfaction of any condition specified in
Article III, except receipt of items required to be delivered to the Agent; (iv) the validity, effectiveness or genuineness of this Agreement or any other Financing Document or any other instrument or other writing furnished in connection herewith or therewith; or (v) the existence, validity, enforceability or priority of the Lien on the Collateral. The Agent shall not incur any liability by acting in reliance upon any notice, consent, certificate, statement, or other writing (which may be a bank wire, telex, facsimile transmission or similar writing) believed by it to be genuine or to be signed by the proper party or parties.

          SECTION 7.06. Indemnification. (a) Each Bank shall, ratably in accordance with its Participation Percentage, indemnify the Agent, its affiliates and their respective directors, officers, agents and employees (to the extent not reimbursed by the Company) against any cost, expense (including counsel fees and disbursements), claim, demand, action, loss or liability (except such as result from any indemnitee's gross negligence or willful misconduct) that such indemnitees may suffer or incur in connection with this Agreement or any other Financing Document or any action taken or omitted by such indemnitees hereunder or thereunder.

          (b) Without limiting the generality of the foregoing, each Bank shall, ratably and in accordance with its Participation Percentage, indemnify the Issuing Bank and its directors, officers, agents and employees (to the extent not reimbursed by the Company) against any costs, expense (including counsel fees and disbursements), claim, demand, action, loss or liability that each such indemnitee may suffer or incur and which results from any failure on the part of such Bank to pay to the Issuing Bank such Bank's ratable share of any drawing under any Letter of Credit in accordance with Section 2.03(b).

          SECTION 7.07. Credit Decision. Each Bank acknowledges that it has, independently and without reliance upon the Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Bank also acknowledges that it will, independently and without reliance upon the Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under this Agreement.

          SECTION 7.08. Successor Agent. The Agent may resign at any time by giving notice thereof to the Banks and the Company. Upon any such resignation, the Required Banks shall have the right to appoint a successor Agent, which successor Agent shall be reasonably acceptable to the Company. If no successor Agent shall have been so appointed by the Required Banks, and shall have accepted such appointment, within 30 days after the retiring Agent gives notice of resignation, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent, which shall be a commercial bank organized or licensed under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $50,000,000. Upon the acceptance of its appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent.


                                 ARTICLE VIII

                                 MISCELLANEOUS


          SECTION 8.01. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including bank wire, telex, facsimile transmission or similar writing) and shall be given to such party at its address, facsimile number or telex number set forth on the signature pages hereof or such other address, facsimile number or telex number as such party may hereafter specify for the purpose by notice to the other parties hereto. Each such notice, request or other communication shall be effective (i) if given by telex, when such telex is transmitted to the telex number referred to in this Section and the appropriate answerback is received, (ii) if given by facsimile transmission, when transmitted to the facsimile number referred to in this Section and confirmation of receipt is received, (iii) if given by mail, 10 days after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (iv) if given by any other means, when delivered at the address specified in this Section; provided that notices to the Agent under Article II shall not be effective until received.

          SECTION 8.02. No Waivers. No failure or delay by the Agent or any Bank in exercising any right, power or privilege under this Agreement or any other Financing Document shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided in this Agreement and the other Financing Documents shall be cumulative and not exclusive of any rights or remedies provided by law.

          SECTION 8.03.  Expenses; Indemnification. (a) The Company shall pay
(i) all out-of-pocket expenses of the Agent, including fees and disbursements of special United States counsel for the Agent and any special Bermuda counsel to the Agent or the Custodian, reasonably incurred in connection with the preparation of this Agreement and the other Financing Documents, any waiver or consent hereunder or thereunder or any amendment hereof or thereof or any Default or alleged Default hereunder or thereunder and (ii) if an Event of Default occurs, all out-of-pocket expenses incurred by the Agent and each Bank, including (without duplication) the fees and disbursements of outside counsel and the allocated cost of inside counsel, in connection with such Event of Default and collection, bankruptcy, insolvency and other enforcement proceedings resulting therefrom.

          (b) The Company agrees to indemnify the Agent and each Bank (including the Issuing Bank), their respective affiliates and the respective directors, officers, agents and employees of the foregoing (each an "Indemnitee") and hold each Indemnitee harmless from and against any and all liabilities, losses, damages, costs and expenses of any kind, including, without limitation, the reasonable fees and disbursements of counsel, which may be reasonably incurred by such Indemnitee in connection with any investigative, administrative or judicial proceeding (whether or not such Indemnitee shall be designated a party thereto) brought or threatened relating to or arising out of the Financing

Documents or any actual or proposed use of proceeds of any draft drawn under any Letter of Credit; provided that no Indemnitee shall have the right to be indemnified hereunder for such Indemnitee's own gross negligence or willful misconduct as determined by a court of competent jurisdiction.

          SECTION 8.04. Sharing of Set-Offs. Each Bank agrees that if it shall, by exercising any right of set-off or counterclaim or otherwise, receive payment of a proportion of the aggregate amount of any Reimbursement Obligation owing to it which is greater than the proportion received by any other Bank in respect of the amount of any Reimbursement Obligation owing to such other Bank, the Bank receiving such proportionately greater payment shall purchase such participations in the Reimbursement Obligations owing to the other Banks, and such other adjustments shall be made, as may be required so that all such payments with respect to such Reimbursement Obligation owing to the Banks shall be shared by the Banks pro rata; provided that nothing in this Section shall impair the right of any Bank to exercise any right of set-off or counterclaim it may have and to apply the amount subject to such exercise to the payment of indebtedness of the Company other than its indebtedness hereunder. The Company agrees, to the fullest extent it may effectively do so under applicable law, that any holder of a participation in a Reimbursement Obligation, whether or not acquired pursuant to the foregoing arrangements or the arrangements set forth in
Section 2.02(a) or otherwise, may exercise rights of set-off or counterclaim and other rights with respect to such participation as fully as if such holder of a participation were a direct creditor of the Company in the amount of such participation.

          SECTION 8.05. Amendments and Waivers. Any provision of this Agreement or the Letters of Credit or any provision of the other Financing Documents requiring the consent of the Agent and the Required Banks may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Company and the Required Banks (and (x) if the rights or duties of the Agent are affected thereby, by the Agent and (y) if any Letter of Credit is being amended or waived, by the beneficiary thereof); provided that no such amendment or waiver shall, unless signed by all the Banks, (i) increase or decrease the Letter of Credit Commitment or subject any Bank to any additional obligation, (ii) reduce the amount of any Reimbursement Obligation or the default rate of interest payable thereon or the amount of any fees or other amounts payable hereunder, (iii) postpone the date fixed for any payment of any Reimbursement Obligation or of any interest or fees or other amounts payable hereunder or postpone the Termination Date of any Letter of Credit, (iv) release any Collateral furnished pursuant to the Pledge Agreement or otherwise, except as contemplated by the other Financing Documents or (v) change the Participation Percentage, or the percentage of the aggregate unpaid principal amount of the Letter of Credit Liabilities, or the number of Banks, which shall be required for the Banks or any of them to take any action under this Section or any other provision of this Agreement or any other Financing Document.

          SECTION 8.06. Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Company may not assign or otherwise transfer any of its rights under this Agreement without the prior written consent of all Banks.

          (b) Any Bank may at any time grant to one or more banks or other institutions (each a "Subparticipant") subparticipating interests in its rights and obligations under this Agreement. In the event of any such grant by a Bank of a subparticipating interest to a Subparticipant, whether or not upon notice to the Company and the Agent, such Bank shall remain responsible for the performance of its obligations hereunder, and the Company and the Agent shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement. Any agreement pursuant to which any Bank may grant such a subparticipating interest shall provide that such Bank shall retain the sole right and responsibility to enforce the obligations of the Company hereunder including, without limitation, the right to approve any amendment, modification or waiver of any provision of this Agreement; provided that such subparticipation agreement may provide that such Bank will not agree to any modification, amendment or waiver of this Agreement described in clause (i), (ii), (iii), (iv) or (v) of Section 8.05 without the consent of the Subparticipant. The Company agrees that each Subparticipant shall, to the extent provided in its subparticipation agreement and subject to subsection (e) below, be entitled to the benefits of Section 2.07 with respect to its subparticipating interest. An assignment or other transfer which is not permitted by subsection (c) or (d) below shall be given effect for purposes of this Agreement only to the extent of a subparticipating interest granted in accordance with this subsection (b).

          (c) Any Bank may at any time assign to one or more banks or other institutions (each an "Assignee") all, or a proportionate part (in an amount not less than (Pounds)10,000,000 unless the Company shall otherwise consent) of all, of its rights and obligations under this Agreement and the other Financing Documents, and such Assignee shall assume such rights and obligations with (and subject to) the subscribed consent of the Company, which shall not be unreasonably withheld, and the Issuing Bank, which may consent or not in its sole discretion; provided that if an Assignee is an affiliate of such transferor Bank or was a Bank immediately prior to such assignment, no such consent of the Company shall be required. Upon the consummation of any assignment pursuant to this subsection (c) and payment by such Assignee to such transferor Bank of an amount equal to the purchase price agreed between such transferor Bank and such Assignee, such Assignee shall be a Bank party to this Agreement and shall have all the rights and obligations of a Bank as set forth in any instrument of assumption, and the transferor Bank shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by any party shall be required. In connection with any such assignment, the transferor Bank shall pay to the Agent an administrative fee for processing such assignment in the amount of $2,500.

          (d) Any Bank may at any time assign all or any portion of its rights under this Agreement and the other Financing Documents to a Federal Reserve Bank. No such assignment shall release the transferor Bank from its obligations hereunder.

          (e) No Assignee, Participant or other transferee of any Bank's rights shall be entitled to receive any greater payment under Sections 2.07 and 8.13 than such Bank would have been entitled to receive with respect to the rights transferred, unless such transfer is made with the Company's prior written consent or at a time when the circumstances giving rise to such greater payment did not exist.

          SECTION 8.07. Collateral. Each of the Banks represents to the Agent and each of the other Banks that it in good faith is not relying upon any "margin stock" (as defined in Regulation U) as collateral in the extension or maintenance of the credit provided for in this Agreement.

          SECTION 8.08. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

          SECTION 8.09. Counterparts; Integration; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement, together with the other Financing Documents, constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof. This Agreement shall become effective upon receipt by the Agent of counterparts hereof signed by each of the parties hereto (or, in the case of any party as to which an executed counterpart shall not have been received, receipt by the Agent in form satisfactory to it of telegraphic, telex, facsimile or other written confirmation from such party of execution of a counterpart hereof by such party).

          SECTION 8.10. Judicial Proceedings. (a) Consent to Jurisdiction. The Company irrevocably submits to the jurisdiction of any federal court sitting in New York City, and in the event that jurisdiction cannot be obtained or maintained in a federal court, to the jurisdiction of any New York State court sitting in New York City over any suit, action or proceeding arising out of or relating to this Agreement or any other Financing Document. The Company irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in such court and any claim that any suit, action or proceeding brought in such a court has been brought in an inconvenient forum. The Company agrees that a final judgment in any such suit, action or proceeding brought in such a court shall be conclusive and binding upon it and will be given effect in Bermuda to the fullest extent permitted by applicable law and may be enforced in any federal or New York State court sitting in New York City (or any other court to the jurisdiction of which the Company is or may be subject) by a suit upon such judgment, provided that service of process is effected upon it in one of the manners specified herein or as otherwise permitted by law.

          (b) Appointment of Agent for Service of Process. The Company hereby irrevocably designates and appoints CT Corporation System having an office on the date hereof at 1633 Broadway, New York, New York 10019 as its authorized agent, to accept and acknowledge on its behalf, service of any and all process which may be served in any suit, action or proceeding of the nature referred to in subsection (a) above in any federal or New York State court sitting in New York City. The Company represents and warrants that such agent has agreed in writing to accept such appointment and that a true copy of such designation and acceptance has been delivered to the Agent. Said designation and appointment shall be irrevocable until each Reimbursement Obligation and each other amount payable hereunder shall have been paid in full in accordance with the provisions hereof. If such agent shall cease so to act, the Company covenants and agrees to designate irrevocably and appoint without delay another such agent satisfactory to the Agent and to deliver promptly to the Agent evidence in writing of such other agent's acceptance of such appointment.

          (c) Service of Process. The Company hereby consents to process being served in any suit, action or proceeding of the nature referred to in subsection
(a) above in any federal or New York State court sitting in New York City by service of process upon the agent of the Company for service of process appointed as provided in subsection (b) above; provided that, to the extent lawful and possible, notice of said service upon such agent shall be mailed by registered or certified air mail, postage prepaid, return receipt requested, to the Company at its address specified on the signature page hereof or to any other address of which the Company shall have given written notice to the Agent. The Company irrevocably waives, to the fullest extent permitted by law, all claims of error by reason of any such service in such manner and agrees that such service shall be deemed in every respect effective service of process upon the Company in any such suit, action or proceeding and shall, to the fullest extent permitted by law, be taken and held to be valid and personal service upon and personal delivery to the Company.

          (d) No Limitation on Service or Suit. Nothing in this Section 8.10 shall affect the right of the Agent or any Bank to serve process in any other manner permitted by law or limit the right of the Agent or any Bank to bring proceedings against the Company in the courts of any jurisdiction or jurisdictions.

          SECTION 8.11. Judgment Currency. If, under any applicable law and whether pursuant to a judgment being made or registered against the Company or for any other reason, any payment under or in connection with this Agreement or any other Financing Document is made or satisfied in a currency (the "Other Currency") other than that in which the relevant payment is due (the "Required Currency"), then, to the extent that the payment (when converted into the Required Currency at the rate of exchange on the date of payment or, if it is not practicable for the party entitled thereto (the "Payee") to purchase the Required Currency with the Other Currency on the date of payment, at the rate of exchange as soon thereafter as it is practicable for it to do so) actually received by the Payee falls short of the amount due under the terms of this Agreement, the Company shall, to the extent permitted by law, as a separate and independent obligation, indemnify and hold harmless the Payee against the amount of such short-fall. For the purpose of this Section, "rate of exchange" means the rate at which the Payee is able on the relevant date to purchase the Required Currency with the Other Currency and shall take into account any premium and other costs of exchange.

          SECTION 8.12. WAIVER OF JURY TRIAL. THE COMPANY, THE AGENT AND THE BANKS HEREBY IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER FINANCING DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

          SECTION 8.13. Taxes. (a) For purposes of this Section 8.13, the following terms have the following meanings:

          "Taxes" means any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings of any nature with respect to any payment by the Company pursuant to this Agreement or under any Financing Documents, and all liabilities with respect thereto, excluding in the case of each Bank and the Agent, taxes imposed on its net income, and franchise or similar taxes imposed on it, by a jurisdiction under the laws of which such Bank or the Agent (as the case may be) is organized or in which its principal executive office is located (all such excluded taxes being hereinafter referred to as "Domestic Taxes").

          "Other Taxes" means any present or future stamp or documentary taxes and any other excise or property taxes, or similar charges or levies, which arise from any payment made pursuant to this Agreement or under any Financing Documents or from the execution, delivery, registration or enforcement of, or otherwise with respect to, this Agreement or any Financing Documents.

          (b) Any and all payments by the Company to or for the account of any Bank or the Agent hereunder or under any Financing Documents shall be made without deduction for any Taxes or Other Taxes; provided that, if the Company shall be required by law to deduct any Taxes or Other Taxes from any such payments, (i) the sum payable shall be increased as necessary so that after making all required deductions and withholdings (including deductions or withholdings applicable to additional sums payable under this Section

8.13) such Bank or the Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Company shall make such deductions or withholdings, (iii) the Company shall pay the full amount deducted or withheld to the relevant taxation authority or other authority in accordance with applicable law and (iv) the Company shall furnish to the Agent, at its address referred to in Section 8.01, the original or a certified copy of a receipt evidencing payment thereof.

          (c) The Company agrees to indemnify each Bank and the Agent for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section 8.13), whether or not legally or correctly imposed, paid by such Bank or the Agent (as the case may be) in good faith and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto. In addition, the Company agrees to indemnify each Bank and the Agent for all Domestic Taxes (calculated based on a hypothetical basis at the maximum marginal rate for a corporation) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto to the extent such Domestic Taxes result from the payment of or indemnification for Taxes, Other Taxes or Domestic Taxes pursuant to this Section 8.13. This indemnification shall be paid within 15 days after such Bank or the Agent (as the case may be) makes demand therefor.

          (d) Each Bank and the Agent shall, at the request of the Company, use reasonable efforts (consistent with applicable legal and regulatory restrictions) to file any certificate or document requested by the Company if the making of such a filing would avoid the need for or reduce the amounts payable to or for the account of such Bank or the Agent (as the case may be) pursuant to this Section 8.13 which may thereafter accrue and would not, in the sole judgment of such Bank or the Agent, require such Bank or the Agent to disclose any confidential or proprietary information or be otherwise disadvantageous to such Bank or the Agent.

          (e) Notwithstanding the foregoing, nothing in this Section 8.13 shall interfere with the rights of any Bank or the Agent, as the case may be, to conduct its fiscal or tax affairs in such manner as it deems fit.

          SECTION 8.14. Confidential Information. Each Bank agrees to comply with the terms of Section 21 of the Pledge Agreement as if such terms were expressly applicable to each Bank and each Bank agrees to notify its auditors and attorneys of the provisions of Section 21 of the Pledge Agreement prior to providing them with any Confidential Information (as defined therein) and instruct them to comply with the terms of such Section as if such terms were expressly applicable to such auditors and attorneys.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.






                              A.C.E. INSURANCE COMPANY, LTD.,

The Common Seal of
A.C.E. Insurance
Company, Ltd. was
hereunto affixed in
the presence of:              By ____________________________
                                 Title:
Director                      The ACE Building
                              30 Woodbourne Avenue
___________________           Hamilton HM 08, Bermuda
                              Telex number:  3543ACEILBA
Director/Secretary            Facsimile number: (441) 295-5221

___________________

                                MORGAN GUARANTY TRUST COMPANY
                                  OF NEW YORK



                                By ____________________________
                                    Title:



                                BANK OF BERMUDA



                                By ____________________________
                                    Title:



                                THE BANK OF NEW YORK



                                By ____________________________
                                    Title:



                                BANK OF TOKYO-MITSUBISHI
                                  TRUST COMPANY



                                By ____________________________
                                    Title:



                                DEUTSCHE BANK AG, NEW YORK AND/OR
                                  CAYMAN ISLANDS BRANCH


                                By ____________________________
                                    Title:


                                By ____________________________
                                    Title:

                                MELLON BANK, N.A.



                                By ____________________________
                                    Title:




                                MORGAN GUARANTY TRUST COMPANY
                                  OF NEW YORK, as Issuing Bank
                                  and Agent



                                By___________________________
                                   Title:
                                60 Wall Street
                                New York, New York  10260-0060
                                Attention:  _________________
                                Telex number: 177615
                                Facsimile number:  (212) 648-5249

                                                                      SCHEDULE I

                             PARTICIPATION OF BANKS


Banks                                              Participation %
-----                                              ---------------

Bank of Bermuda                              -     13.33%

The Bank of New York                         -     13.33%

Bank of Tokyo-Mitsubishi                     -     13.33%
  Trust Company

Deutsche Bank AG, New York                   -     13.33%
  and/or Cayman Islands Branch

Mellon Bank, N.A.                            -     20.00%

Morgan Guaranty Trust Company                -     26.67%
  of New York

                                                                       EXHIBIT A


                            FORM OF LETTER OF CREDIT


Credit Operations Department: HW/MW
Direct Dial Number: 0171 325 1923

__ November 1996

The Society and Corporation of Lloyd's
One Lime Street
London
EC3M 7HA

Gentlemen

IRREVOCABLE STANDBY LETTER OF CREDIT NO. _____________
RE:  ACE CAPITAL LIMITED ("THE APPLICANT")
-------------------------------------------------------------------------------

We are pleased to inform you that by order of the Applicant, we, Morgan Guaranty Trust Company of New York, PO Box 161, 60 Victoria Embankment, London EC4Y 0JP have opened our Clean Irrevocable Credit No. ____________ in your favour for a sum not to exceed the aggregate of (Pounds)75,000,000 effective from 01 January 1997. The initial expiry date of this Letter of Credit shall be 31 December 2001.

This Letter of Credit will be extended automatically for a further year, without written amendment, on the first day of January of every future year from the commencement date, so that it is always valid for a minimum period of four years unless, at least thirty days prior to 31 December of the first year of the then current validity period, notice is given in writing, sent by registered mail for the attention of the Manager, Corporate Membership Department at the above address, that this Letter of Credit will not be extended beyond the then current expiry date.

All charges are for the Applicant's account.

Funds under this Letter of Credit are available to you in London upon presentation of your sight draft(s) drawn on us at the above address, our London Office, mentioning the issuing Bank's Credit No. ______ and name (Morgan Guaranty Trust Company of New York).

This Letter of Credit is subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision) International Chamber of Commerce Publication No. 500.

This Letter of Credit shall be governed by and interpreted in accordance with English law and we hereby irrevocably submit to the jurisdiction of the High Court of Justice in England.

We hereby engage with you that we will honour draft(s) drawn under and in compliance with the terms and conditions of this Letter of Credit.



Yours faithfully



Authorised Signature                   Authorised Signature
For and on behalf of                   for and on behalf of
Morgan Guaranty Trust                  Morgan Guaranty Trust
Company of New York                    Company of New York

                                                                       EXHIBIT F

                            [CT Corporation System]



                                                  [Dated the Closing Date]



To the Persons Identified on
  on Schedule A

Dear Sirs:

          In respect of the Reimbursement Agreement dated as of November 22, 1996, as amended from time to time (the "Agreement"), among A.C.E. Insurance Company, Ltd. (the "Company"), the Banks listed therein (the "Banks") and Morgan Guaranty Trust Company of New York, as Agent and Issuing Bank (the "Agent"), the undersigned hereby accepts the irrevocable designation and appointment of it as of the date hereof as agent for the Company to accept and acknowledge service of any and all process, as contemplated by Section 8.10(b) of the Agreement and otherwise as provided thereby, such acceptance to remain in effect until the Agreement shall have been terminated and all obligations thereunder of the Company shall have been paid in full.

          The undersigned agrees to give the Agent or the Company, as applicable, immediate notice by telephone, fax, telex, cable or any other means of instant communication upon receipt of all papers served upon the undersigned pursuant to such appointment and to forward promptly to the Agent or the Company, as the case may be, all such papers served pursuant to such appointment by reputable overnight carrier.

                                       Very truly yours,

                                       CT CORPORATION SYSTEM



                                       By:__________________________
                                       Title:

                                                                      SCHEDULE A



Morgan Guaranty Trust Company
  of New York, as Agent


Morgan Guaranty Trust Company
  of New York, as Issuing Bank


Bank of Bermuda Limited


The Bank of New York


Bank of Tokyo-Mitsubishi Trust Company


Deutsche Bank AG, New York and/or
  Cayman Islands Branch


Mellon Bank


A.C.E. Insurance Company, Ltd.

                                                                       EXHIBIT G

                        FORM OF LETTER OF CREDIT REQUEST
                        --------------------------------


                                                                          , 19
                                                        ------------------    --


Morgan Guaranty Trust Company
  of New York, as Agent
60 Wall Street
New York, New York 10260
Attention:
          ---------------------


Morgan Guaranty Trust Company
  of New York, as Issuing Bank
c/o J. P. Morgan Services Inc.
P.O. Box 6071
Newark, DE  19714-9857
Attention: International Trade Services


               Re: Reimbursement Agreement dated as of November 22, 1996, as amended from time to time (the "Agreement"), among A.C.E. Insurance Company, Ltd. (the "Company"), the Banks listed therein and Morgan Guaranty Trust Company of New York, as Agent and Issuing Bank.


          Capitalized terms used herein that are defined in the Agreement shall have the meanings therein defined.

          1. Pursuant to Section 2.02 of the Agreement, ACE Capital Limited (the "Applicant") hereby requests that the Issuing Bank issue a Letter of Credit in accordance with the information annexed hereto as Annex A hereto.

          2. The Company hereby certifies that on the date hereof and on the date of issuance set forth in Annex A, in each case both before and after giving effect to the Letter of Credit requested hereby:

               (a)  no Default has occurred and is continuing;

               (b) each of the representations and warranties of the Company contained in the Agreement and each other Financing Document is true on the date hereof, except representations and warranties which expressly refer to an earlier date in which case the same shall be true on and as of such earlier date;

          (c) after giving effect to the Letter of Credit requested hereby, the aggregate amount of the Letter of Credit Liabilities will not exceed the Letter of Credit Commitment; and

          (d) the Letter of Credit requested hereby is being issued solely as security to support the Applicant's underwriting business at the Society and Corporation of Lloyd's provided in accordance with the requirements of the Society and Corporation of Lloyd's.

          IN WITNESS WHEREOF, the Applicant has caused this Certificate to be executed by its duly authorized officer as of the date and year first written above.


                                       ACE CAPITAL LIMITED


                                       By:_____________________________________
                                       Name:___________________________________
                                       Title:__________________________________

                                    Annex A

                          LETTER OF CREDIT INFORMATION


1.  Name of Beneficiary:

-------------------------------------------------------------------------------.

2.  Address of Beneficiary of the Letter of Credit:

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------.


3. Conditions under which a drawing under such Letter of Credit may be made (specify the required documentation):

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------.

4.  Maximum amount to be available under such Letter of Credit: $______________.

5.  Requested Date of Issuance: ________________________ __, 199__.

6.  Stated Expiration Date: _______________________ __, 199__.

7.  Description of Transaction to be supported by such Letter of Credit:

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------.

                                PLEDGE AGREEMENT
                                ----------------

     PLEDGE AGREEMENT dated as of November 22, 1996 between A.C.E. INSURANCE COMPANY, LTD., a company incorporated in and under the laws of Bermuda whose registered office is at The ACE Building, Woodbourne Avenue, Pembroke, Bermuda (hereinafter called the "Pledgor") of the first part, and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Issuing Bank (the "Issuing Bank") and as Agent (the "Bank") for the Participating Banks (as defined below) of the second part.

     WHEREAS, as contemplated by the Reimbursement Agreement (the "Reimbursement Agreement") dated as of November 22, 1996 among the Pledgor, the Banks listed therein (the "Participating Banks", including Morgan Guaranty Trust Company of New York) and Morgan Guaranty Trust Company of New York, as Issuing Bank and Agent, the Pledgor has requested that the Issuing Bank from time to time issue letters of credit for the Pledgor's account, the reimbursement of which and all other payments related thereto will be secured by the Collateral (as defined below); and

     WHEREAS, the Issuing Bank has agreed to issue such letters of credit subject to the terms and conditions hereinafter set forth and as set forth in the Reimbursement Agreement, including without limitation, the automatic participation of the Participating Banks therein;

     NOW, THEREFORE, the parties hereto agree as follows:

     1. As inducement for, and in consideration of, inter alia, (i) the Issuing Bank issuing letters of credit for the Pledgor's account from time to time (each a "Letter of Credit" and, together, the "Letters of Credit") pursuant to the Reimbursement Agreement (each defined term used herein, but not otherwise defined herein, shall have the meaning ascribed to it therein) and (ii) the participation by the Participating Banks therein, in each case the receipt and adequacy of which are hereby acknowledged, the Pledgor hereby pledges and assigns to the Bank and grants to the Bank a security interest and a charge in the Collateral pursuant to this Agreement as security for all amounts owed from time to time to the Issuing Bank, the Participating Banks and the Agent by the Pledgor under the Financing Documents (collectively, the "Secured Obligations"). For purposes hereof, the term "Bank" shall mean Morgan Guaranty Trust Company of New

York in its capacity as agent for the Participating Banks hereunder.

     2. (a) As stated above, as collateral security for the performance of the Secured Obligations, the Pledgor hereby pledges and assigns to the Bank, and grants to the Bank a security interest and a charge in, all Eligible Securities (as defined below) and cash held in the Pledge Account (as defined in the Custodian Agreement dated as of November 19, 1996 between The Bank of Bermuda Limited (the "Custodian") and the Pledgor (the "Custodian Agreement")), as set forth in a written addendum hereto signed by the Pledgor and the Bank, which may be amended from time to time by the Pledgor and the Bank, along with all proceeds and products thereof, accessions thereto and substitutions therefor and any other property of the Pledgor held by the Bank or the Custodian expressly for this purpose (the "Collateral"). The Pledgor covenants to deliver to the Custodian, on or before December 31, 1996, Eligible Securities the Value (as defined below) of which shall equal the Minimum Collateral Amount (as defined below). For purposes hereof, the term "Eligible Securities" shall mean "direct claims (including securities, loans, and leases) on, and the portions of claims that are directly and unconditionally guaranteed by, the central governments of the OECD countries and U.S. Government agencies", as used in Appendix A, Section III(C), Category I to Regulation H, as promulgated by the Board of Governors of the Federal Reserve System, but only so long as no risk weight is attached thereto and the same are either (i) uncertificated and governed by the provisions of 31 C.F.R. Part 306 and, after January 1, 1997, 31 C.F.R. Part 357 or such similar provisions of the Code of Federal Regulations, applicable to United States agency securities as are acceptable to the Bank or (ii) certificated. So long as no Default has occurred and is continuing, the Pledgor may from time to time withdraw portions of the Collateral and substitute other Eligible Securities and/or cash therefor, which substituted property shall then be deemed to constitute a portion of the Collateral, provided that at no time shall the Value of the Collateral in the Pledge Account following any such withdrawal be less than the Minimum Collateral Amount. For purposes of this Agreement, the "Value" of an Eligible Security shall be the fair market value thereof as determined by the Custodian.

     (b) The Pledgor agrees that, if on the 15th Business Day of any calendar month (commencing with January, 1997) or at other times as notified by the Bank, the Value of the Collateral is less than an amount equal to 115% (the "Minimum Collateral Amount") of the then existing Letter of Credit Liabilities, the Pledgor shall deposit with the Custodian such additional Eligible Securities and/or cash as is necessary so that the Value of the Collateral is equal to or exceeds the Minimum Collateral Amount. If the Pledgor does not deposit such additional Collateral within five Business Days after receiving a notice from the

Bank stating that the Value of the Collateral has become less than the Minimum Collateral Amount, the Pledgor agrees that the Bank may sell the Collateral and retain the proceeds as security for the performance of the Secured Obligations.

     (c) The Pledgor shall forthwith upon the execution and delivery of this Agreement register this Agreement and each other Financing Document which creates a charge, lien or security interest in the Register of Charges with the Registrar of Companies in Bermuda in accordance with Section 55 of the Companies Act 1981, as amended, and pay the registration fee applicable thereon.

     (d) (i) The Pledgor will faithfully preserve and protect the Bank's security interest and charge in the Collateral and will do all such acts and things and execute and deliver all such documents and instruments, including without limitation, the execution and delivery of a Notice of Pledge in the form of Exhibit A hereto (the "Notice of Pledge"), along with such further pledges, assignments, financing statements and continuation statements, as the Bank in its reasonable discretion may deem necessary or advisable from time to time in order to preserve, protect and perfect such pledge and assignment and security interest and charge and the priority thereof. The Pledgor hereby authorizes the Bank to sign and file financing statements and continuation statements without the signature of the Pledgor. The Bank shall promptly furnish copies of any such financing statements and continuation statements to the Pledgor.

          (ii) The Pledgor will not permit any liens, security interests, charges or adverse claims (other than in favor of the Bank) to exist upon any of the Collateral except for the interest of the Custodian arising under the Custodian Agreement.

     3.   The Pledgor represents and warrants:

     (a) that it is a company duly organized and is empowered under its memorandum of association and by-laws to enter into and perform this Agreement, the Notice of Pledge and the Custodian Agreement and any other documents related hereto or thereto and has taken all necessary actions to authorize the execution, delivery and performance of this Agreement, the Notice of Pledge and the Custodian Agreement and any other documents related hereto or thereto;

     (b) (i) that, upon delivery of the Collateral to the Custodian and the crediting thereof to the Pledge Account, all of the Collateral will be validly and duly pledged and assigned to the Bank and that a security interest or charge therein will exist in favor of the Bank in accordance with law, and agrees to defend the Bank's right, title, lien, charge and security interest in and to the Collateral against the claims and demands of all Persons whomsoever and (ii) that upon such delivery and crediting, the Bank will have a valid security interest and charge in the Collateral, free and clear of all claims, mortgages, pledges, assignments, liens, encumbrances, charges and security interests of every nature whatsoever except for the interest of the Custodian arising under the Custodian Agreement;

     (c) that no consent or approval by, and no notice to or filing with, any governmental or regulatory authority or other Person is required for the due and valid execution, delivery and performance of this Agreement, the Notice of Pledge and the Custodian Agreement by the Pledgor or to establish or maintain this pledge and assignment as a first priority pledge of the Collateral, other than the registration of this Agreement in the Register of Charges in accordance with Section 55 of the Companies Act 1981, as amended and such other consent, approval, notice and filing as has been obtained; and

     (d) that none of the execution, delivery or performance of this Agreement, the Notice of Pledge or the Custodian Agreement, nor the registration of this Agreement or any other Financing Document which creates a charge, lien or security interest, will be subject to ad valorem stamp duty in Bermuda.

     4. Dividends (other than liquidating dividends), distributions and interest declared, made or paid upon any of the Collateral shall be credited to the account of the Pledgor until the Bank notifies the Custodian in writing that a Default has occurred and is continuing.

     5. If any of the Secured Obligations shall not be performed as and when due pursuant to the Reimbursement Agreement, the Bank may cause all or any part of the Collateral to be transferred to or registered in its name, as agent for the Participating Banks, or the name of its nominee or nominees. The Bank shall promptly notify the Pledgor of any such action it shall have taken, provided that the failure to do so shall not affect the validity of such action. If any of the Secured Obligations shall not be performed as and when due pursuant to the Reimbursement Agreement, upon notice to the Custodian, the Bank shall be entitled to exercise all voting power with respect to the Collateral.

     6. If any of the Secured Obligations shall not be performed as and when due pursuant to the Reimbursement Agreement, the Bank, without obligation to resort to other security, shall have the right at any time and from time to time to sell, resell, assign and deliver, in its discretion, all or any of the Collateral, in one or more parcels at the same or different times, and all right, title and interest, claim and demand therein and right of redemption thereof, on any securities exchange on which the Collateral or any of it may be listed, or at public or private sale, for cash, upon credit or for future delivery, and in connection therewith the Bank may grant options, the Pledgor hereby waiving and releasing any and all equity or right of redemption. If any of the Collateral is sold by the Bank upon credit or for future delivery, the Bank and the Participating Banks shall not be liable for the failure of the purchaser to purchase or pay for the same and, in the event of any such failure, the Bank may resell such Collateral. In no event shall the Pledgor be credited with any part of the proceeds of sale of any Collateral until cash payment thereof has actually been received by the Bank.

     7. No demand, advertisement or notice, all of which are hereby expressly waived, shall be required in connection with any sale or other disposition of any part of the Collateral which threatens to decline speedily in value or which is of a type customarily sold on a recognized market; otherwise the Bank shall give the Pledgor at least five Business Days' prior notice of the time and place of any public sale and of the time after which any private sale or other disposition is to be made, which notice the Pledgor agrees is reasonable, all other demands, advertisements and notices being hereby waived. The Bank shall not be obligated to make any sale of Collateral if it shall determine not to do so, regardless of the fact that notice of sale may have been given. The Bank may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In the case of all sales of Collateral, public or private, the Pledgor shall pay all reasonable costs and expenses of every kind for sale or delivery, including brokers' and attorneys' fees, and after deducting such costs and expenses from the proceeds of sale, the Bank shall apply any residue to the payment of the Secured Obligations as follows: first, to the payment to the Agent of any other costs or expenses incurred by it under the Financing Documents, second, to the payment of all default interest on the Reimbursement Obligations, third to the reimbursement of all Reimbursement Obligations and fourth to the payment of any other amounts then due and payable to the Bank, the Participating Banks or the Agent under the Financing Documents. The balance, if any, remaining after payment in full of all such amounts and the termination of the Letters of Credit and the Reimbursement Agreement shall be paid to the Pledgor, subject to any duty of the Bank imposed by law to the holder of any subordinate security interest or charge in the Collateral known to the Bank.

     8. The Pledgor recognizes that the Bank may be unable to effect a public sale of all or a part of the Collateral by reason of, among other things, certain prohibitions contained in United States securities laws or the securities laws of the various States of the United States, as now or hereafter in effect, but may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Collateral for their own account, for investment and not with a view to the distribution or resale thereof. The Pledgor agrees that private sales so made may be at prices and other terms less favorable to the seller than if such Collateral were sold at public sales, and that the Bank has no obligation to delay sale of any such Collateral for the period of time necessary to permit such Collateral to be sold at public sale. The Pledgor agrees that private sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner.

     9. The remedies provided herein in favor of the Bank shall not be deemed exclusive, but shall be cumulative, and shall be in addition to all other remedies in favor of the Bank existing at law or in equity.

     10. The Bank shall have the right, for and in the name, place and stead of the Pledgor, to execute endorsements, assignments or other instruments of conveyance or transfer with respect to all or any of the Collateral.

     11. The Bank shall have no duty as to the collection or protection of the Collateral or any income thereon or as to the preservation of any rights pertaining thereto, beyond the safe custody of any thereof actually in its own physical possession. With respect to any maturities, calls, conversions, exchanges, redemptions, offers, tenders or similar matters relating to any of the Collateral (herein called "events"), the Bank's duty shall be fully satisfied if (a) the Bank exercises reasonable care to ascertain the occurrence and to give reasonable notice to the Pledgor of any events applicable to any Collateral which is registered and held in the name of the Bank or its nominee,
(b) the Bank gives the Pledgor reasonable notice of the occurrence of any events, of which the Bank has received actual knowledge, as to any Collateral which is in bearer form or is not registered and held in the name of the Bank or its nominee or the Custodian or its nominee (the Pledgor agreeing to give the Bank reasonable notice of the occurrence of any events applicable to any Collateral of which the Pledgor has received knowledge), and (c) in the exercise of its sole discretion (i) the Bank endeavors to take such action with respect to any of the events as the Pledgor may reasonably and specifically request in writing in sufficient time for such action to be evaluated and taken as long as after the taking of any such action, the Value of the Collateral is not less than the Minimum Collateral Amount or (ii) if the Bank determines that the action requested might adversely affect the value of the Collateral as collateral, the collection of the Secured Obligations, or otherwise prejudice the interests of the Bank, the Bank gives reasonable notice to the Pledgor that any such requested action will not be taken and if the Bank makes such determination or if the Pledgor fails to make such timely request, the Bank may take such other action as it deems reasonably advisable in the circumstances. Except as hereinabove specifically set forth, the Bank shall have no further obligation to ascertain the occurrence of, or to notify the Pledgor with respect to, any events and shall not be deemed to assume any such further obligation as a result of the establishment by the Bank of any internal procedures with respect to any Collateral. The Pledgor releases the Bank from any claims, causes of action and demands that do not arise as a result of the negligence or willful misconduct of the Bank at any time arising out of or with respect to this Agreement or any other Financing Document or the Collateral and/or any actions, taken or omitted to be taken by the Bank with respect hereto or thereto, and the Pledgor hereby agrees to hold the Bank harmless from and with respect to any and all such claims, causes of action and demands of other Persons.

     12. The Pledgor hereby irrevocably appoints the Bank as the Pledgor's attorney-in-fact for the purpose of carrying out the provisions of this Agreement and the Notice of Pledge and taking any action and executing any instrument which either may deem necessary or advisable to accomplish the purposes hereof or thereof. Without limiting the generality of the foregoing, the Bank shall have the right and power to receive, endorse and collect all checks and other orders for the payment of money made payable to the Pledgor representing any interest or dividend or other distribution payable in respect of the Collateral or any part thereof and to give full discharge for the same.

     13. No delay on the part of the Bank in exercising any of its options, powers or rights, or partial or single exercise thereof, shall constitute a waiver thereof.

     14. Upon the repayment in full of all Secured Obligations and the termination of the Letters of Credit and all other Financing Documents except the Custodian Agreement, the Pledgor shall be entitled to the return of all of the Collateral and of all other property and cash which has not been used or applied toward the payment thereof. The assignment by the Bank to the Pledgor of such Collateral and other property shall be without representation or warranty of any nature whatsoever and wholly without recourse.

     15. Any notice or demand upon the Pledgor shall be deemed to have been sufficiently given for all purposes thereof if sent by overnight courier or by telecopy, with receipt acknowledged, to the Pledgor at the address specified below, or at such other address as the Pledgor may theretofore have designated in writing and given in like manner to the Bank.

     16. Any waiver, permit, consent or approval of any kind or character on the part of the Bank of any breach or default under this Agreement or any such waiver of any provision or condition of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. Each of the provisions contained in this Agreement shall be severable and distinct from one another and if at any time one or more of such provisions is or becomes invalid, illegal or unenforceable, the validity, legality, and enforceability of each of the remaining provisions of this Agreement shall not in any way be affected, prejudiced or impaired thereby.

     17. This Agreement and the rights and obligations of the Bank and the Pledgor hereunder shall be construed in accordance with and governed by the laws of New York, cannot be changed orally and shall bind and inure to the benefit of the Pledgor and the Bank and their respective successors and permitted assigns.

     18. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which taken together shall constitute but one and the same instrument.

     19. This Agreement is in addition to and not in limitation of any other agreement between the parties. In the event of any conflict between the provisions of this Agreement and those of any other such agreement, the provisions of this Agreement shall prevail.

     20. The Pledgor agrees to pay the Bank on demand all reasonable costs, including legal fees, incurred by the Bank in connection with the administration and enforcement of this Agreement.

     21. The Bank shall not, unless compelled to do so by any court of competent jurisdiction or regulatory authority, or unless in response to a request from Bank regulators, disclose to any Person (other than the Participating Banks and their auditors and attorneys, who shall be subject to the terms of Section 8.14 of the Reimbursement Agreement) not expressly authorized in writing by the Pledgor or pursuant to the terms hereof any non-public information relating to the Pledgor and to the affairs of the Pledgor of which the Bank shall have become possessed during the period of this Agreement (the "Confidential Information"). Without limiting the generality of the foregoing, the existence of this Agreement and the other Financing Documents, the relationship hereunder between the Pledgor and the Bank, the nature, value and the location of any assets of the Pledgor (including without limitation, the Collateral), and the identity of the Pledgor are to be regarded by the Bank as Confidential Information which the

Bank and persons under its control may not disclose except in accordance with the terms of this Section 21. In any such event the Bank will furnish a copy of this Section to any Person (other than the Participating Banks and their auditors and attorneys) to whom the Bank is required to make such disclosure and, if permitted to do so by law, the Bank will advise the Pledgor prior to making such disclosures. Notwithstanding the foregoing, Confidential Information shall not include information that is or becomes publicly available, information that was available to the Bank prior to its disclosure hereunder and information which becomes available to the Bank on a non-confidential basis from a source that is not, to the Bank's knowledge, subject to a confidentiality agreement with the Pledgor.

     If an attempt is made through a subpoena, attachment, execution, levy or other legal proceeding to obtain Confidential Information, the Bank shall, if permitted to do so by law, immediately notify the Pledgor so that the Pledgor may attempt to resist such disclosure.

     IN WITNESS WHEREOF, the Pledgor and the Bank have caused this Agreement to be duly executed by their respective officers duly authorized as of the day and year first above written.



                                       A.C.E. INSURANCE COMPANY, LTD.
The Common Seal of
A.C.E. Insurance
Company, Ltd. was                      By:_____________________________
heretofore affixed in                     Title:
the presence of:
                                       Address:
Director                               The A.C.E. Building
                                       Woodbourne Avenue
__________________                     Pembroke, Bermuda
                                       Attention:______________________
Director/Secretary

__________________



                                       MORGAN GUARANTY TRUST COMPANY
                                        OF NEW YORK, as Agent


                                       By:_____________________________
                                          Title:

                                       Address:
                                       60 Wall Street
                                       New York, New York  10260
                                       Attention:  Maria H. Dell'Aquila

                                                                       Exhibit A
                                                             to Pledge Agreement


                            [LETTERHEAD OF PLEDGOR]


                                              [Closing Date]


The Bank of Bermuda Limited
Bank of Bermuda Building
6 Front Street
Hamilton, Bermuda

                                NOTICE OF PLEDGE
                                ----------------

     Re: Pledge and assignment to Morgan Guaranty Trust Company of New York, as agent, of Securities Owned by A.C.E. Insurance Company, Ltd. and Held by The Bank of Bermuda Limited, as Custodian

Dear Sirs:

     This letter is to notify The Bank of Bermuda Limited (the "Custodian") that A.C.E. Insurance Company, Ltd. (the "Pledgor") has agreed from time to time to pledge and assign certain securities and the proceeds thereof (including cash) (the "Eligible Securities") owned by it and specified in the Pledge Agreement (as hereinafter defined) to Morgan Guaranty Trust Company of New York, as agent (the "Bank"), pursuant to and on the terms and conditions set forth in the Pledge Agreement dated as of November 22, 1996 (the "Pledge Agreement"), a copy of an executed copy of which is attached hereto, to secure certain obligations incurred by the Pledgor to the Bank and (as defined therein) the Participating Banks and the Agent. The Pledgor unconditionally agrees to indemnify and hold the Custodian harmless against all loss or damages (including reasonable legal fees) that the Custodian may suffer as a result of or in connection with such pledge and assignment or the performance of its obligations under this Agreement or the Confirmation and Agreement attached as Exhibit B to the Pledge Agreement (the "Confirmation and Agreement") which are not suffered as a result of the negligence or willful misconduct of the Custodian or that of its officers, employees or agents.

     The Custodian is hereby irrevocably authorized and directed to do the following: (i) hold the Eligible Securities as the agent of and subject to the sole written order or instructions of the Bank in accordance with the Pledge Agreement in the Pledge Account

(as defined in the Custodian Agreement dated November 19, 1996 (the "Custodian Agreement") between the Pledgor and the Custodian), following deposit of the Eligible Securities in the Pledge Account by the Pledgor; (ii) make appropriate entries on its books to evidence that the Pledge Account and all of the Eligible Securities are held by it for the account of the Bank as agent for the Participating Banks and to send notice thereof to the Bank; (iii) on or before 11:00 a.m. (New York City time) on the 15th Business Day of each calendar month (commencing with January, 1997) or at such other times as the Bank may reasonably request, the Custodian will provide the Bank and the Pledgor an account valuation statement, identifying all Eligible Securities and their Value (as defined in the Pledge Agreement) as of the last Business Day of the preceding calendar month or as of such other times and the amount of cash held in the Pledge Account on such last Business Day or as of such other times, and any other information about the Eligible Securities which the Bank may reasonably request; (iv) follow the instructions of the Bank, without the consent of the Pledgor, with respect to the Pledge Account and the Eligible Securities (including, without limitation, instructions to sell or transfer the Eligible Securities or instructions to hold dividends, distributions and interest declared, made or paid upon any of the Eligible Securities as additional collateral for the Bank, Participating Banks and the Agent or to deliver Eligible Securities to the Bank); and (v) enter into a Confirmation and Agreement.

     The Pledgor hereby represents and warrants to, and agrees with, the Custodian as follows:

          (a) The execution, delivery and performance by the Pledgor of this Agreement, the Pledge Agreement and the Custodian Agreement are (i) within its powers, (ii) have been duly authorized by all necessary action and
     (iii) will not (A) contribute to or result in a breach of or default under or conflict with any existing law, order, regulation or ruling of any governmental or regulatory agency or authority, any order, writ, injunction or ruling of any court or other tribunal or any indenture, lease, agreement, instrument or other undertaking to which the Pledgor is a party or by which it or its property or assets may be bound or affected, or (B) result in the imposition of any lien or encumbrance on any property or assets of the Pledgor (other than as contemplated by this Agreement) or (C) require any approval or consent of, or filing with, any governmental or regulatory or any other Person (as defined in the Reimbursement Agreement) or (D) violate any provision of the Pledgor's certificate of incorporation, memorandum of association or by-laws or any amendment thereof;

          (b) This Agreement is a legally valid and binding obligation of the Pledgor, enforceable against the Pledgor in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization.

     moratorium or other laws or equitable principles relating to or limiting the rights of creditors generally;

          (c) It shall forthwith upon the delivery of the Eligible Securities register the Pledge Agreement and the Custodian Agreement (as an exhibit to the Reimbursement Agreement dated as of November 22, 1996 among the Pledgor, the Banks listed therein and the Bank, as Issuing Bank and as Agent) in the Register of Charges with the Registrar of Companies in Bermuda in accordance with Section 55 of the Companies Act 1981, as amended, and pay the registration fee applicable thereon; and

          (d) None of the execution, delivery or performance of this Agreement or the Pledge Agreement or the Custodian Agreement, nor the registration thereof will be subject to ad valorem stamp duty in Bermuda.

     The Custodian agrees that it shall exercise reasonable care and diligence in performing all of its obligations hereunder; provided, however, that, as between the Pledgor and the Custodian:

          (a) The Custodian shall be entitled to rely upon the authenticity of, and the truth of the statements in, any certificate, opinion of counsel, evidence of indebtedness, notice, consent, instruction or other document reasonably believed by the Custodian to be genuine and to be signed by the proper party or parties;

          (b) The Custodian shall not be liable with respect to any action taken or omitted to be taken by it in good faith in reliance upon the advice of its legal counsel;

          (c) The Custodian shall not be liable with respect to any action taken or omitted to be taken by it in good faith at the instruction of the Bank, provided that such action is in accordance with the terms and conditions of this Agreement; and

          (d) The Custodian shall be entitled to request the written consent or instructions of the Bank for the Custodian prior to taking any action hereunder requiring the exercise of its discretion and may refrain from taking such action until it shall have received such written consent or instructions.

     Subject to the terms of the Pledge Agreement, the Custodian is authorized to follow and rely upon all instructions given by the Pledgor by tested telex, or facsimile transmission with receipt confirmed, or written instrument signed by any officer of the Pledgor or any one of the individuals and officers identified from time to time in resolutions contained in a certificate signed by an officer of the Pledgor.

     This Agreement may not be amended except by a writing signed by both the parties hereto and the Bank and no provision of the Pledge Agreement which affects the obligations or responsibilities of the Custodian may be amended without the prior, written consent of the Custodian. This Agreement may be signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and shall be binding upon and inure to the benefit of the parties hereto and the Bank, their successors and permitted assigns. The parties hereto agree that the Pledgor's agreement with the Custodian governing custody of the Pledgor's assets shall be deemed to be modified or superseded in the manner set forth in the Pledge Agreement, this Agreement and Exhibit B to the Pledge Agreement with respect to the Eligible Securities and other collateral subject to the Pledge Agreement.

     The Pledgor agrees that it will pay all of the fees and expenses of the Custodian properly and reasonably incurred in connection with the execution and performance of the Pledge Agreement and the other agreements attached thereto as exhibits.

     All obligations performed by the Custodian under this Agreement shall be performed in the capacity of agent for the Bank.

     This Agreement shall be construed in accordance with and governed by the laws of Bermuda.

     If you are in agreement with the foregoing, please sign and return the enclosed copy of this letter to Morgan Guaranty Trust Company of New York at 60 Wall Street, New York, New York 10260-0060, Attention: Maria Dell'Aquila.

                                       Very truly yours,

                                       A.C.E. INSURANCE COMPANY, LTD.

The Common Seal of
A.C.E. Insurance
Company, Ltd. was
hereunto affixed in                    By:______________________________________
the presence of:

Director

____________________

Director/Secretary

____________________



Receipt of the above Notice of Pledge
is hereby acknowledged this ____ day of
November, 1996.

THE BANK OF BERMUDA LIMITED


By:____________________________________
   Title:

                           [LETTERHEAD OF CUSTODIAN]


                                                                       EXHIBIT B
                                                             to Pledge Agreement


                                                 [Closing Date]



Morgan Guaranty Trust Company
 of New York , as agent
60 Wall Street
New York, New York  10260-0060

           CONFIRMATION AND AGREEMENT OF THE BANK OF BERMUDA LIMITED

Re: Pledge and assignment to Morgan Guaranty Trust Company of New York, as agent, of Securities Owned by A.C.E. Insurance Company, Ltd. and Held by The Bank of Bermuda Limited, as Custodian

Dear Sirs:

     Reference is made to the pledge and assignment to Morgan Guaranty Trust Company of New York, as agent (the "Bank"), by A.C.E. Insurance Company, Ltd. (the "Pledgor") of certain securities and the proceeds thereof (including cash) of the Pledgor (the "Eligible Securities") held by The Bank of Bermuda Limited (the "Custodian") pursuant to a Pledge Agreement (the "Pledge Agreement") dated as of November 22, 1996, a list of which is set forth in a written addendum thereto, which may be amended from time to time by the Pledgor and the Bank. It is understood that the Eligible Securities are to be held by the Custodian as the Bank's agent subject to a pledge and assignment and charge in the Bank's favor as hereinafter set forth, as security for all amounts owed to the Bank and (as defined in the Pledge Agreement) the Participating Banks and the Agent by the Pledgor from time to time in connection with letters of credit issued by the Bank for the Pledgor's Account (as hereinafter defined) pursuant to the Reimbursement Agreement (as defined therein).

     The Eligible Securities will be held in the Pledge Account (as defined in the Custodian Agreement dated as of November 19, 1996 (the "Custodian Agreement") between the Pledgor and the Custodian), following deposit of such Eligible Securities in the Pledge Account by the Pledgor.

     The Custodian hereby confirms that (i) it is holding all of the Eligible Securities as agent for and subject to the sole written order or instructions of the Bank; (ii) it will make appropriate entries on its books to evidence that the Pledge Account and all of the Eligible Securities are being held by it for the benefit of the Bank and to send notice thereof to the Bank and will additionally do so with regard to any securities which at any time and for any reason become Eligible Securities or any funds which become additional collateral subject to the charge and pledge and assignment in the Bank's favor pursuant to the Pledge Agreement; (iii) on or before 11:00 a.m. (New York City time) on the 15th Business Day of each calendar month (commencing with January,
1997) or at such other times as the Bank may reasonably request, it will provide the Bank and the Pledgor an account valuation statement, identifying all Eligible Securities and their Value (as defined in the Pledge Agreement) as of the last Business Day of the preceding calendar month or as of such other times and the amount of cash held in the Pledge Account on such last Business Day or as of such such other times, and any other information about the Eligible Securities which the Bank may reasonably request; and (iv) it will follow the instructions of the Bank, without the consent of the Pledgor, with respect to the Pledge Account and the Eligible Securities (including, without limitation, instructions to sell or transfer the Eligible Securities or instructions to hold dividends, distributions and interest declared, made or paid upon any of the Eligible Securities as additional collateral for the Bank, the Participating Banks and the Agent or to deliver Eligible Securities to the Bank) without any duty of inquiry to determine whether such instructions are in accordance with the Pledge Agreement. The Custodian will credit all dividends (other than liquidating dividends), distributions and interest declared, made or paid upon any of the Eligible Securities to the account of the Pledgor until the Bank notifies the Custodian in writing that a Default (as defined in the Reimbursement Agreement) has occurred and is continuing. The Custodian agrees that, upon the liquidation or dissolution (in whole or in part) of the issuer of any of the Eligible Securities, any sum paid as a liquidating dividend or otherwise upon or with respect to any of the Eligible Securities shall be held by the Custodian as additional collateral for the benefit of the Bank.

     The Custodian agrees as follows with respect to the Eligible Securities:
(a) it will have no right of compensation from the Bank; (b) it will look solely to the Pledgor for payment of its expenses and charges, if any, in connection with the pledge and assignment to the Bank of the Eligible Securities and the Bank's instructions with regard thereto; (c) the Eligible Securities will be maintained free and clear of all liens, safekeeping or other charges and demands and claims of any nature whatsoever, whether now or hereafter existing, on the part of the Custodian or in favor of the Custodian or of anyone claiming by, through or under the Custodian; and (d) if certificates shall at any time be issued with regard to any of the Eligible Securities which were formerly in uncertificated form, the Custodian shall hold such certificates as the Bank's agent.

     The Custodian shall have no duty to require any cash or securities be delivered to it or to determine that the amount and form of assets constituting Collateral complies with any applicable requirements under the Pledge Agreement, nor shall the Custodian be responsible for any Collateral not delivered to or held by it. Subject to the provisions herein, the Custodian may hold the securities in nominee, book entry or other form and in any depository or clearing corporation established for the purpose of clearing and settling such securities.

     The Custodian agrees that it shall exercise reasonable care and diligence in performing all of its obligations hereunder; provided, however, that:

          (a) The Custodian shall be entitled to rely upon the authenticity of, and the truth of the statements in, any certificate, opinion of counsel, evidence of indebtedness, notice, consent, instruction or other document reasonably believed by the Custodian to be genuine and to be signed by the proper party or parties;

          (b) The Custodian shall be entitled to rely upon the written advice of its legal counsel;

          (c) The Custodian shall not be liable with respect to any action taken or omitted to be taken by it in good faith at the instruction of the Bank, provided that such action is in accordance with the terms and conditions of this Agreement;

          (d) The Custodian shall be entitled to request the written consent or instructions of the Bank prior to the Custodian's taking any action hereunder requiring the exercise of its discretion and to refrain from taking such action until it shall have received such written consent or instructions;

          (e) As between the Pledgor and the Custodian, the terms of the Custodian Agreement shall apply with respect to any losses or liabilities of such parties arising out of matters covered by this Agreement;

          (f) With respect to Eligible Securities held by a central depository or clearing corporation, it is understood that the Custodian shall have no liability to the Bank in respect of any action or omission of the central depository or clearing corporation; and

          (g) To the extent any conflict exists between the obligations of the Custodian to perform under the Custodian Agreement and the obligations of the Custodian to perform hereunder, the obligations hereunder shall supersede any conflicting obligations under the Custodian Agreement.

     All obligations performed by the Custodian under this Agreement shall be performed in the capacity of agent for the Bank.

     The Custodian is authorized to follow and rely upon all instructions given by the Bank by tested telex or facsimile transmission with receipt confirmed or by written instrument and signed by any officer or designated representative of the Bank notified to the Custodian in writing. Forthwith after execution of the Custodian Agreement the Bank will certify to the Custodian the names and signatures of the persons authorized to sign any proper instructions and generally to give instructions hereunder to the Custodian and shall deliver to the Custodian appropriate evidence of such authority. The Bank shall promptly notify the Custodian of any changes that may be made from time to time in the persons so authorized.

     This Agreement may not be amended except by a writing signed by both of the parties hereto and no provision of the Pledge Agreement which affects the obligations or responsibilities of the Custodian may be amended without the prior, written consent of the Custodian. This Agreement may be signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and shall be binding upon and inure to the benefit of the parties hereto, their successors and assigns.

     The Custodian hereby represents and warrants to the Bank as follows:

          (a) The execution, delivery and performance by the Custodian of this Agreement are (i) within its corporate powers and (ii) have been duly authorized by all necessary corporate action;

          (b) This Agreement is a legally valid and binding obligation of the Custodian, enforceable against the Custodian in accordance with its terms; and

          (c) No authorization, approval or other action by, and no notice to or filing with any shareholder of the Pledgor, creditor or governmental or regulatory agency or authority is required for the due and valid execution, delivery and performance of this Agreement by the Custodian.

     This Agreement shall be construed in accordance with and governed by the law of Bermuda. The parties hereby consent to the jurisdiction of a state or federal court situated in New York City, New York in connection with any disputes arising hereunder.

     If the foregoing is agreeable to you, please indicate your acceptance by signing in the space provided below.

                                         Very truly yours,

                                         THE BANK OF BERMUDA LIMITED


                                         By:___________________________________
                                            Title:

ACCEPTED AND AGREED TO:

MORGAN GUARANTY TRUST COMPANY
 OF NEW YORK, as agent


By:__________________________________
   Title: